---------------

    GALAXY
    ------
     FUNDS
     -----

--------------------------------------------------------------------------------




                               [Graphic Omitted]




--------------------------------------------------------------------------------
 MONEY MARKET FUNDS REPORT
--------------------------------------------------------------------------------

  MONEY MARKET FUND . GOVERNMENT FUND . TAX-EXEMPT FUND .
  U.S. TREASURY FUND CONNECTICUT MUNICIPAL MONEY MARKET FUND .
  MASSACHUSETTS MUNICIPAL MONEY MARKET FUND


----------------------
  SEMI-ANNUAL
  REPORT

  FOR THE SIX MONTHS
  ENDED APRIL 30, 1997
----------------------

-------------
 CHAIRMAN'S
  MESSAGE
-------------

Dear Shareholder:
      The last six months have brought significant changes in the financial markets. Initially, signs that economic growth was moderating raised hopes for stable inflation and interest rates. Later, however, indications of accelerating growth renewed inflation worries. This uncertainty about where the economy was headed increased the volatility of prices for stocks and bonds.

      Rising interest rates boosted money market yields for part of this time, helping money market instruments to outperform other bond and stock investments. Such performance demonstrates the important role that money market investments can play in your portfolio. Historically, of course, money market instruments have not kept pace with stocks and bonds over longer time periods -- or helped investors to beat inflation.

      Most market volatility is hard to predict and has tended to smooth out over time. As a result, it usually makes sense to set a long-term investment strategy using a diversified mix of investments featuring money market, bond and stock investment options. Your financial professional can help you decide if your portfolio is properly diversified for your investment goals and tolerance for risk.

      You may also want to consider a strategy called "dollar cost averaging." By investing the same amount of money in bond and stock mutual funds each month, you will tend to buy more shares when their prices are low and fewer shares when they're high. While dollar cost averaging can't guarantee a profit, or protect against a loss, it may be a means of minimizing the impact of market fluctuations over longer periods.*

      You can initiate dollar cost averaging through Galaxy's Automatic Investment Program. The Program waives the normal $2,500 minimum initial investment if you invest as little as $50 each month. Your investment will be automatically deducted from your money market fund checking account or from any bank or savings account.

      The enclosed report covers the performance of the Galaxy Money Market Funds for the six months ended April 30, 1997. Inside you'll find a Market Overview, which describes the major economic and market trends during this time, as well as individual Portfolio Reviews, which discuss how Fleet Investment Advisors Inc. managed each of the Funds in this environment.

      Should you have questions about this report, or want information on dollar-cost averaging and the Galaxy Automatic Investment Program, please contact the Galaxy Service Center at 800-628-0414.

Sincerely,

/s/ Dwight E. Vicks, Jr.

Dwight E. Vicks, Jr.
Chairman of the Board of Trustees


MUTUAL FUNDS:

O ARE NOT BANK DEPOSITS

O ARE NOT FDIC INSURED

O ARE NOT OBLIGATIONS OF FLEET BANK

O ARE NOT GUARANTEED BY FLEET BANK

O ARE SUBJECT TO INVESTMENT RISK INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
  INVESTED

* Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. Since such a strategy involves continuous investment in securities regardless of price fluctuations, you should consider your financial ability to continue purchases through low price levels.

---------------
MARKET OVERVIEW
---------------

MONEY MARKET OVERVIEW

By Fleet Investment Advisors Inc.
      In the six months ended April 30, 1997, the direction of the economy, inflation and interest rates remained unsettled. When the period began, there were signs that economic growth was moderating -- which helped interest rates to stabilize. Later, however, it became obvious that the economy was picking up steam. Although annual rates of inflation showed no signs of increasing, the Federal Reserve (the "Fed") raised short-term interest rates to keep future inflation under control.

      Despite the changing outlook for inflation and interest rates, money market yields ended the period just about where they began. By adjusting the mix of maturities and assets in the Galaxy money market funds to limit the effects of yield fluctuations that took place during this time, the Funds delivered solid returns.

A MODEST RISE
 IN SHORT-TERM INTEREST RATES
      In November 1996, when the period began, three-month Treasury bills were yielding about 5.15%, and the annual rate of inflation was about 3%. The Commerce Department reported that the gross domestic product ("GDP"), which measures U.S. goods and services, had grown at an annualized rate of 2.1% in the third quarter of 1996 -- down from 4.7% in the second quarter.

      Besides optimism about moderate economic growth and inflation, income-oriented investors were cheered by federal election results -- which brought new hope for balancing the federal budget. In this environment, the Fed left short-term interest rates unchanged, and money market yields traded in a relatively narrow range. At the end of 1996, yields for three-month Treasury bills stood at 5.17%.

"Besides optimism about moderate economic growth and inflation, income-oriented investors were cheered by federal election results -- which brought new hope for balancing the federal budget."

      Optimism about inflation and interest rates abated in the first months of 1997, however. The Commerce Department reported that GDP growth had accelerated to an annualized rate of 4.7% in the fourth quarter of 1996. Although inflation fell to 2.5% and the fourth-quarter growth rate was revised to 3.8%, strong consumer demand and tight labor markets raised the possibility that inflation might stifle growth down the road. Meanwhile, the Fed was concerned about an "irrational exuberance" in stock prices -- which continued to break new highs.

      On March 25, the Fed made a pre-emptive strike against inflation and raised its Fed Funds rate by 25 basis points. This, plus expectations for further rate hikes, pushed yields for three-month Treasuries as high as 5.30%. With continued good news about inflation, however, another rate hike seemed less certain. By the end of April, short-term yields had dipped to 5.23%.

INVESTMENT STRATEGY
      Because it seemed unlikely that the Fed would raise interest rates at the end of 1996 , we placed more emphasis on instruments with longer maturities. Once it looked like yields would head higher, we gave greater attention to shorter-term securities. This let us move into higher-yielding issues as we invested money from maturing issues.

---------------
MARKET OVERVIEW
---------------

      Throughout this time, we kept an eye on the spreads between the yields of different money market instruments. Where we could, we adjusted the mix of investments in the Galaxy money market funds to take advantage of yield spreads.


PERFORMANCE AT-A-GLANCE As of April 30, 1997

                                        RETAIL A      RETAIL B        TRUST
                                         SHARES        SHARES         SHARES
                                        --------      --------        ------
GALAXY MONEY MARKET FUND
     7-day average yield ............     4.87%         4.32%          5.04%
     30-day average yield ...........     4.82%         4.32%          4.99%

GALAXY GOVERNMENT FUND
     7-day average yield ............     4.77%          N/A           4.97%
     30-day average yield ...........     4.75%          N/A           4.94%

GALAXY TAX-EXEMPT FUND
     7-day average yield ............     3.25%          N/A           3.39%
     30-day average yield ...........     2.97%          N/A           3.11%

GALAXY U.S. TREASURY FUND
     7-day average yield ............     4.62%          N/A           4.78%
     30-day average yield ...........     4.58%          N/A           4.75%

GALAXY CONNECTICUT MUNICIPAL
MONEY MARKET FUND
     7-day average yield ............     3.44%          N/A            N/A
     30-day average yield ...........     3.06%          N/A            N/A

GALAXY MASSACHUSETTS MUNICIPAL
MONEY MARKET FUND
     7-day average yield ............     3.47%          N/A            N/A
     30-day average yield ...........     3.03%          N/A            N/A

   Investments in the Galaxy Money Market Funds are neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Funds will be able to maintain a stable net asset value of $1.00 per share. Yields are historical and will vary with market performance. Past performance is no guarantee of future results.

   Retail B Shares were first issued on March 6, 1997.

   Retail A Shares are currently charged a shareholder servicing fee of 0.10% of average daily net assets. Retail B Shares are currently charged a distribution fee of 0.65% of average net assets and a shareholder servicing fee of 0.10% of average daily net assets. (See Note 3 in the Notes to Financial Statements).

"Later in the year, however, we expect GDP growth to slow under the weight of higher interest rates, a strong dollar and an aging business cycle. If that's the case, inflation should remain below 3%, and money market yields should stabilize or even decline."

LOOKING AHEAD
      In the months ahead, money market yields should stay tied to the economy and inflation. If the economy continues to grow strongly, we believe the Fed will raise short-term rates modestly and money market yields will rise. Later in the year, however, we expect GDP growth to slow under the weight of higher interest rates, a strong dollar and an aging business cycle. If that's the case, inflation should remain below 3%, and money market yields should stabilize or even decline.

      As long as investors expect money market rates to move higher, we plan to maintain short average maturities for investments in the Galaxy money market funds. Once yields appear to have peaked, we expect to add longer-term investments that can lock in the higher yields for more time.

      We will continue, of course, to look for investments whose yields are particularly attractive. As always, we will emphasize well-diversified portfolios of high-quality instruments with good value.

-----------------
PORTFOLIO REVIEWS
-----------------

GALAXY TAXABLE MONEY MARKET FUNDS

By Karen Arneil and
Thomas DeMarco
Portfolio Managers

      When money market yields fluctuate, as they have in recent months, the spreads between yields of different instruments can change. Over the six month period ended April 30, 1997, we adjusted the mix of investments in the Galaxy taxable money market funds -- which include the Galaxy Money Market Fund, the Galaxy Government Fund, and the Galaxy U.S. Treasury Fund -- to make the most of such changes in yield spreads. In addition, we shifted maturities of the Funds' investments to take advantage of higher yields. These strategies helped the Funds earn competitive returns for the six months ended April 30, 1997.


GALAXY MONEY
MARKET FUND

Distribution of Total Net Assets as of April 30, 1997
Repurchase Agreement & Net Other Assets & Liabilities 2%

Certificates of Deposit ....................    5%
U.S. Gov't. & Agency Obligations ...........   33%
Commercial Paper ...........................   60%

      During the period, Trust Shares of the Galaxy Money Market Fund earned a total return of 2.46%. Retail A Shares of the Galaxy Money Market Fund earned a total return of 2.36%. Retail B Shares earned a total return of 0.50% from the date of their initial public offering on March 6, 1997 through April 30, 1997, after the deduction of the 5.00% contingent deferred sales charge.

      By comparison, Lipper Analytical Services ("Lipper"), a mutual fund performance tracking service, measured average total returns for the same time period of 2.53% for trust shares and, 2.35% for retail shares of other taxable money market funds that reported their results to Lipper.

GALAXY MONEY MARKET FUND

7 Day Average Yield

                  GALAXY                GALAXY                  GALAXY
               MONEY MARKET          MONEY MARKET            MONEY MARKET
              FUND - RETAIL A        FUND - TRUST           FUND - RETAIL B
              ---------------        ------------           ---------------
 4/30/96           4.53                 4.74
 5/31/96           4.57                 4.77
 6/30/96           4.57                 4.79
 7/31/96           4.64                 4.83
 8/31/96           4.65                 4.84
 9/30/96           4.67                 4.89
10/31/96           4.62                 4.84
11/30/96           4.66                 4.87
12/31/96           4.73                 4.93
 1/31/97           4.71                 4.93
 2/29/97           4.71                 4.92
 3/31/97           4.78                 4.96                     4.23
 4/30/97           4.87                 5.04                     4.32

      For the six months ended April 30, 1997, Trust Shares of the Galaxy Government Fund had a total return of 2.44%. Retail A Shares of the Galaxy Government Fund had a total return of 2.33%. Trust shares of other money market funds investing in U.S. Government issues that reported their performance to Lipper earned a total return of 2.50% during the same period. Retail shares of similar funds earned an average total return of 2.35% for the same period according to Lipper.

      During the six months ended April 30, 1997, Trust Shares of the Galaxy U.S. Treasury Fund had a total return of 2.34%. Retail A Shares of the Galaxy U.S. Treasury Fund earned a total return of 2.26%. These returns compared with an average total return of 2.46% for trust shares of other money market funds investing in U.S. Treasury issues that reported their results to Lipper. Retail Shares of similar funds earned a total return of 2.32% for the same period, according to Lipper.

GALAXY GOVERNMENT FUND

Distribution of Total Net Assets as of April 30, 1997

Federal National Mortgage Association ....................................   27%
Federal Home Loan Management Corporation .................................   23%
Federal Home Loan Bank ...................................................   16%
Repurchase Agreement & Net Other Assets & Liabilities ....................   16%
Student Loan Marketing Association .......................................    7%
Federal Farm Credit Bank .................................................    6%
U.S. Treasury Notes ......................................................    5%

-----------------
PORTFOLIO REVIEWS
-----------------

GALAXY GOVERNMENT FUND

7-Day Average Yield

                  GALAXY               GALAXY
                GOVERNMENT           GOVERNMENT
             FUND - RETAIL A        FUND - TRUST
             ---------------       ---------------
 6/30/96           4.50                 4.71
 7/31/96           4.54                 4.75
 8/31/96           4.61                 4.82
 9/30/96           4.63                 4.85
10/31/96           4.58                 4.80
11/30/96           4.62                 4.84
12/31/96           4.68                 4.90
 1/30/97           4.70                 4.89
 2/29/97           4.67                 4.85
 3/31/97           4.72                 4.92
 4/30/97           4.77                 4.97

ADAPTING TO CHANGES IN YIELD
      In November and December of 1996, when money market yields were more stable, we lengthened the average maturities of investments in the Galaxy taxable money market funds slightly to enhance the Funds' yields but maintained the average maturity at somewhat shorter terms than the average for other funds with similar objectives because the yield curve was rather flat at the time, and moving out further on the maturity spectrum did not offer a commensurate reward in incremental yield.

      When money market yields rose in the first months of 1997, we gave greater emphasis to shorter-term instruments. This let us reinvest money from maturing issues in higher-yielding instruments. We purchased floating-rate notes of U.S. Government agencies. The coupons on these notes reset frequently, so they have helped us take further advantage of rising yields. As before, we added to Fund returns by making the most of changes in the yield spreads of different securities.

      Toward the end of the period, as investors anticipated further hikes in short-term interest rates, the demand for shorter-term money market securities grew. Because this made shorter-term securities more expensive, we gave slightly more attention to longer-term securities. Even so, the Funds' average maturities remained short. At the end of April 1997, the Galaxy Money Market Fund had an average maturity of 36 days, the Galaxy Government Fund had an average maturity of 43 days, and the Galaxy U.S. Treasury Fund had an average maturity of 42 days.

GALAXY U.S. TREASURY FUND

Distribution of Total Net Assets
  as of April 30, 1997

U.S. Treasury Bills ......................................................   36%
U.S. Treasury Notes ......................................................   30%
Student Loan Marketing Association .......................................   20%
Federal Home Loan Bank & Net Other Assets & Liabilities ..................   12%
Federal Farm Credit Bank .................................................    2%

FUTURE DIRECTIONS
      If further concerns about inflation push money market yields higher in coming months, as we expect, the Galaxy taxable money market funds should benefit from their emphasis on shorter maturities and floating-rate notes. We expect, therefore, to give continued attention to such issues. Once it appears that the Federal Reserve has completed its recent round of interest rate hikes, we plan to add longer-term issues to lock in the higher yields for more time.

      In the meantime, we will continue to look for opportunities to enhance returns that changing yield spreads might bring -- while keeping the Funds' mix of assets, issues and maturity dates well diversified.

Karen Arneil and Tom DeMarco have managed the Galaxy Money Market Fund, the Galaxy Government Fund and the Galaxy US Treasury Fund since September 1996. They have managed money investments since 1993.

GALAXY U.S. TREASURY FUND

7-Day Average Yield

                  GALAXY               GALAXY
               U.S. TREASURY        U.S. TREASURY
              FUND - RETAIL A        FUND - TRUST
              ---------------       -------------
 4/30/96           4.43                 4.59
 5/30/96           4.43                 4.59
 6/30/96           4.54                 4.69
 7/31/96           4.52                 4.68
 8/31/96           4.55                 4.71
 9/30/96           4.56                 4.72
10/31/96           4.49                 4.66
11/30/96           4.53                 4.69
12/31/96           4.49                 4.65
 1/31/97           4.47                 4.64
 2/29/97           4.49                 4.67
 3/31/97           4.59                 4.76
 4/30/97           4.62                 4.78

-----------------
PORTFOLIO REVIEWS
-----------------

GALAXY TAX-EXEMPT MONEY MARKET FUNDS

By Karen Arneil and
Thomas DeMarco
Portfolio Managers
      As yields fluctuated in the six months ended April 30, 1997, we changed the investment strategy for the Galaxy tax-exempt money market funds -- which include the Galaxy Tax-Exempt Fund, the Galaxy Connecticut Municipal Money Market Fund and the Galaxy Massachusetts Municipal Money Market Fund. By investing in longer-term issues when we expected yields to remain unchanged or to fall, and shorter-term issues when we expected yields to rise, we helped the Funds earn solid returns that compared well with funds having similar investment objectives.
      During the period Trust and Retail A Shares of the Galaxy Tax-Exempt Fund had total returns of 1.47% and 1.40%, respectively. By comparison, Lipper measured average total returns of 1.56% for the same period for trust shares and, 1.44% for retail shares of other tax-exempt money market funds reporting their performance to the service.

GALAXY TAX-EXEMPT FUND

Distribution of Total Net Assets as of April 30, 1997

South ....................................................................   34%
East .....................................................................   29%
North Central ............................................................   21%
Pacific & Net Other Assets & Liabilities .................................   10%
Mountain .................................................................    6%

GALAXY TAX-EXEMPT FUND

7-Day Average Yield

                  GALAXY              GALAXY
                TAX EXEMPT           TAX EXEMPT
              FUND - RETAIL A       FUND - TRUST
              ---------------       ------------
 4/30/96           2.68                 2.84
 5/31/96           2.83                 2.97
 6/30/96           2.81                 2.95
 7/31/96           2.80                 2.94
 8/31/96           2.81                 2.95
 9/30/96           2.87                 3.00
10/31/96           2.81                 2.95
11/30/96           2.89                 3.02
12/31/96           2.96                 3.10
 1/31/97           2.82                 2.98
 2/29/97           2.77                 2.94
 3/31/97           2.83                 2.98
 4/30/97           3.25                 3.39

      Shares of the Galaxy Connecticut Municipal Money Market Fund had a total return of 1.40%, versus 1.38% for the retail shares of other Connecticut tax-exempt money market funds tracked by Lipper. Shares of the Galaxy Massachusetts Municipal Money Market Fund had a total return of 1.39%, versus 1.43% for the retail shares of other Massachusetts tax-exempt money market funds, as tracked by Lipper.

GALAXY CONNECTICUT MUNICIPAL MONEY MARKET FUND

7-Day Average Yield

                          GALAXY
                       CONNECTICUT
                        MUNICIPAL
                     MONEY MARKET FUND
                     -----------------
 4/30/96                   3.06
 5/31/96                   2.86
 6/30/96                   2.79
 7/31/96                   2.84
 8/31/96                   2.77
 9/30/96                   3.01
10/31/96                   2.84
11/30/96                   2.84
12/31/96                   3.17
 1/31/97                   2.85
 2/29/97                   2.80
 3/31/97                   2.85
 4/30/97                   3.44

-----------------
PORTFOLIO REVIEWS
-----------------

GALAXY CONNECTICUT MUNICIPAL MONEY MARKET FUND

Distribution of Total Net Assets as of April 30, 1997

Connecticut ..............................................................   67%
Puerto Rico ..............................................................   13%
South ....................................................................    7%
Pacific ..................................................................    5%
North Central ............................................................    4%
Net Other Assets & Liabilities ...........................................    4%

MAKING THE MOST OF CHANGING YIELDS
      As yields stabilized and expectations for interest rates hikes by the Fed abated in the final months of 1996, we added investments with longer maturities to the Galaxy tax-exempt money market funds -- which helped to enhance Fund returns. We kept a fraction of the Funds' investments in shorter-term issues, however, due to year-end liquidity concerns.
      When yields rose in the first months of 1997, we gave greater attention to shorter-term instruments. This let us move into higher-yielding issues more quickly. The strategy proved especially beneficial in April -- when large outflows for tax payments decreased the relative demand for variable-rate issues, and the yields for these securities rose sharply. As of April 30, 1997, the Tax-Exempt Fund had an average maturity of 35 days, and the Connecticut and Massachusetts Municipal Money Market Funds had average maturities of 34 days and 57 days, respectively.

KEEPING IT SHORT
      We expect to keep average maturities for the Galaxy tax-exempt money market funds short for the next few months. Tax-exempt money market yields could still move higher as further inflation concerns put upward pressure on interest rates. In addition, the fiscal year-ends for many municipalities should prompt additional supplies of tax-exempt debt resulting in higher yields. Once we think that interest rates and tax-exempt supplies have peaked, we may add longer-term issues to make the most of the increase in yields.

GALAXY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

Distribution of Total Net Assets as of April 30, 1997

Massachusetts ............................................................   73%
Puerto Rico ..............................................................    8%
Mountain, Cash Equivalents & Net Other Assets & Liabilities ..............    5%
Pacific ..................................................................    5%
East .....................................................................    4%
South ....................................................................    4%
North Central ............................................................    1%

      While we wait for yields to stabilize, we will continue to look for changes in the spreads between yields of different instruments to further enhance Fund returns. As in the past, we will stress a well-diversified mix of high-quality investments that represent good value.

Karen Arneil and Tom DeMarco have managed the Galaxy Tax-Exempt Fund, the Galaxy Connecticut Municipal Money Market Fund and the Galaxy Massachusetts Municipal Money Market Fund since September 1996. They have managed money market investments since 1993.


GALAXY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

7-Day Average Yield

                          GALAXY
                       MASSACHUSETTS
                         MUNICIPAL
                     MONEY MARKET FUND
                     -----------------
 4/30/96                   3.02
 5/31/96                   2.88
 6/30/96                   2.79
 7/31/96                   2.82
 8/31/96                   2.80
 9/30/96                   3.00
10/31/96                   2.83
11/30/96                   2.90
12/31/96                   3.15
 1/31/97                   2.84
 2/28/97                   2.74
 3/31/97                   2.83
 4/30/97                   3.47

--------------------------------------------------------------------------------
Investment returns and principal values will vary with market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Investment Advisor is presently waiving fees and/or reimbursing expenses and may revise or discontinue such practice at any time. Without such waivers and/or reimbursements, performance would be lower. Past performance is no guarantee of future results. Total return figures in this report include changes in share price, and reinvestment of dividends and capital gains distributions, if any. There can be no assurance that the Funds will be able to maintain a stable net asset value of $1.00 per share.

-----------
SHAREHOLDER
 SERVICES
-----------

AUTOMATIC INVESTMENT PROGRAM

The Golden Rule of investing is "pay yourself first." That is easy to do with Galaxy's Automatic Investment Program. For as little as $50 per month deducted directly from your checking, savings, or bank money market account, you can consistently and conveniently add to your Galaxy investment. When you establish an Automatic Investment Program, the $2,500 initial investment requirement for Galaxy is waived. Of course, such a program does not assure a profit and does not protect against loss in a declining market.

DIVERSIFICATION

A fundamental investment practice is "diversification." A well-balanced asset allocation plan may help to control your risk while pursuing your goals. Many mutual funds offer a low-cost way to diversify your investments while you benefit from professional management. Galaxy's comprehensive array of investment choices can be used in combination to match the needs of nearly everyone.

"A well-balanced asset allocation plan may help to control your risk while pursuing your goals."

EXCHANGE PRIVILEGES

As your investment needs change, you can conveniently exchange your shares in one fund for shares in another fund.

QUARTERLY MAGAZINE

Service also means giving you the practical information you need in language you can understand to make smart investment decisions. The quarterly magazine, Galaxy Observer, brings news, strategies and simple, straight-forward explanations of investment basics and terminology.

CONSOLIDATED STATEMENTS

Timely, comprehensive mutual fund account statements offer detailed information on your individual account. If you have a Fleet One or a Fleet Private Banking Account, your Galaxy Fund information can be added to these statements.

INVESTMENT SPECIALISTS

In many Fleet branch offices or in the convenience of your home or office you can visit one-on-one with an Investment Specialist* who can help you select the investments that match your individual needs. This service is at no cost to you.

24-HOUR ACCESS TO REGISTERED REPRESENTATIVES

24 hours a day, seven days a week, 365 days a year, we are ready and available to help. Our toll-free telephone lines offer round-the-clock access to Fund information and service. Call 1-800-628-0414 for information on initial purchases and current performance.

CUSTOMER SERVICE

Quality customer service is only a phone call away. Call 1-800-628-0414 between 9 a.m. and 5 p.m. to arrange bank wires, or to make telephone exchanges and redemptions.

In addition, Galaxy's state-of-the-art InvestConnect automated voice response system is available to serve you 24-hours a day, seven days a week by calling 1-800-FOR-GLXY (367-4599).

--------------------------------------------------------------------------------
Certain shareholder services may not be available for Trust Share investors. Please consult your Fund Prospectus.
* Shares of the Funds are distributed through First Data Distributors, Inc., member NASD and SIPC. Investment Specialists are registered representatives of FIS Securities, Inc., member NASD, or Fleet Enterprises Inc., member NASD and SIPC.

                                  ------------
                                    TRUSTEES
                                  AND OFFICERS
                                  ------------

                              Dwight E. Vicks, Jr.
                              Chairman and Trustee

                                 John T. O'Neill
                              President, Treasurer
                                   and Trustee

                                Louis DeThomasis,
                                  F.S.C., Ph.D.
                                     Trustee

                                Donald B. Miller
                                     Trustee

                                  James M. Seed
                                     Trustee

                               Bradford S. Wellman
                                     Trustee

                                    W. Bruce
                               McConnel, III, Esq.
                                    Secretary

                                  Jylanne Dunne
                                Vice President &
                               Assistant Treasurer

                               INVESTMENT ADVISOR
                                Fleet Investment
                                  Advisors Inc.
                                 75 State Street
                                   Boston, MA
                                      02109

                                   DISTRIBUTOR
                                   First Data
                               Distributors, Inc.
                               4400 Computer Drive
                                  Westborough,
                               Massachusetts 01581

                                  ADMINISTRATOR
                    First Data Investor Services Group, Inc.
                               4400 Computer Drive
                                  Westborough,
                            Massachusetts 01581-5108

This report is submitted for the general information of shareholders of The Galaxy Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the Fund, which contains more information concerning the Fund's investment policies, as well as fees and expenses and other pertinent information. Read the prospectus carefully before you invest.

Shares of the funds are not deposits or obligations of, or guaranteed or endorsed by Fleet Financial Group, Inc. or any of its affiliates, Fleet Investment Advisors Inc., or any Fleet bank. Shares of the funds are not federally insured by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. Investment return and principal value will vary as a result of market conditions or other factors so that shares of the funds, when redeemed, may be worth more or less than their original cost. An investment in the funds involves investment risks, including the possible loss of principal.

                                 [Recycle Logo]
                   This report was printed on recycled paper.

               ---------------

                                  MONEY MARKET FUND
                                  PORTFOLIO OF INVESTMENTS
               THE GALAXY FUND    APRIL 30, 1997 (UNAUDITED)
               ---------------

                                                                                                     VALUE
PAR VALUE                                                                                           (NOTE 2)
---------                                                                                           --------

COMMERCIAL PAPER (A) - 59.65%

               FINANCE - 37.53%

$ 30,000,000   ABN-AMRO North America Finance, Inc. 5.50%, 05/23/97 .............................   $   29,899,167
  40,000,000   ABN-AMRO North America Finance, Inc. 5.35%, 06/05/97 .............................       39,791,944
  30,000,000   AIG Funding, Inc. 5.50%, 05/02/97 ................................................       29,995,417
  10,500,000   AIG Funding, Inc. 5.47%, 05/15/97 ................................................       10,477,664
  50,000,000   American Express Credit Corp. 5.53%, 05/02/97 ....................................       49,992,319
  25,000,000   Associates Corp. of North America 5.49%, 05/21/97 ................................       24,923,750
  25,000,000   Bank of New York 5.54%, 06/03/97 .................................................       24,873,042
  35,000,000   Bank of Nova Scotia 5.30%, 05/05/97 ..............................................       34,979,389
  16,900,000   Deutsche Bank Financial, Inc. 5.48%, 05/08/97 ....................................       16,881,992
  20,000,000   Ford Motor Credit Co. 5.55%, 06/10/97 ............................................       19,876,667
  35,000,000   Ford Motor Credit Co. 5.57%, 06/17/97 ............................................       34,745,482
  12,750,000   Ford Motor Co. 5.55%, 06/24/97 ...................................................       12,643,856
  21,500,000   GTE Funding, Inc. 5.57%, 05/05/97 ................................................       21,486,694
  30,000,000   General Electric Capital Corp. 5.55%, 06/02/97 ...................................       29,852,000
  15,000,000   General Electric Capital Corp. 5.26%, 08/26/97 ...................................       14,743,575
   9,470,000   General Re Corp. 5.25%, 05/15/97 .................................................        9,449,561
  32,000,000   General Re Corp. 5.52%, 06/04/97 .................................................       31,833,173
  17,500,000   General Re Corp. 5.55%, 06/10/97 .................................................       17,392,083
  15,000,000   IBM Credit Corp. 5.56%, 06/19/97 .................................................       14,886,483
  25,000,000   Lloyds Bank Plc 5.51%, 05/28/97 ..................................................       24,896,687
  25,000,000   Metlife Funding, Inc. 5.24%, 05/28/97 ............................................       24,901,750
  40,000,000   Morgan (J.P.) & Co., Inc. 5.55%, 05/01/97 ........................................       40,000,000
  30,000,000   Morgan (J.P.) & Co., Inc. 5.48%, 05/20/97 ........................................       29,913,233
  25,000,000   National Rural Utilities Cooperative Finance Corp. 5.55%, 06/11/97 ...............       24,841,979
  35,000,000   National Rural Utilities Cooperative Finance Corp. 5.50%, 06/13/97 ...............       34,770,069
  25,000,000   Nationsbank Corp. 5.38%, 05/12/97 ................................................       24,958,903
  25,000,000   Nationsbank Corp. 5.25%, 05/22/97 ................................................       24,923,438
  21,000,000   Pitney Bowes Credit Corp 5.51%, 06/23/97 .........................................       20,829,649
  25,185,000   Pitney Bowes Credit Corp. 5.28%, 07/21/97 ........................................       24,885,802
  35,000,000   Republic New York Corp. 5.24%, 08/18/97 ..........................................       34,444,706
  30,000,000   Societe Generale 5.35%, 06/05/97 .................................................       29,843,958
  20,000,000   Toronto-Dominion Holdings USA, Inc. 5.34%, 05/02/97 ..............................       19,997,033
  40,000,000   Toronto-Dominion Holdings USA, Inc. 5.29%, 06/06/97 ..............................       39,788,400
  20,000,000   Toyota Motor Credit Corp. 5.30%, 05/07/97 ........................................       19,982,333
  12,427,000   Toyota Motor Credit Corp. 5.53%, 05/27/97 ........................................       12,377,368
  30,000,000   USAA Capital Corp. 5.53%, 06/10/97 ...............................................       29,815,667
  17,000,000   USAA Capital Corp. 5.60%, 07/10/97 ...............................................       16,814,889
  10,000,000   USAA Capital Corp. 5.28%, 07/11/97 ...............................................        9,895,867
                                                                                                    --------------
                                                                                                       956,605,989
                                                                                                    --------------

               CONSUMER STAPLES - 6.65%
  35,000,000   Abbott Laboratories 5.50%, 05/07/97 ..............................................       34,967,917
  35,000,000   Anheuser Busch Cos., Inc. 5.55%, 05/01/97 ........................................       35,000,000
  30,000,000   Colgate Palmolive Co. 5.52%, 05/08/97 ............................................       29,967,800
  12,400,000   Kellogg Co. 5.60%, 05/13/97 ......................................................       12,376,853
  27,100,000   Kellogg Co. 5.55%, 06/23/97 ......................................................       26,878,571
  30,615,000   Sara Lee Corp. 5.52%, 06/25/97 30,356,814
                                                                                                    --------------
                                                                                                       169,547,955
                                                                                                    --------------

               TECHNOLOGY - 3.86%
  30,000,000   American Telephone & Telegraph Corp. 5.55%, 05/01/97 .............................       30,000,000
  20,000,000   American Telephone & Telegraph Corp. 5.26%, 08/14/97 .............................       19,693,167
  23,850,000   Ameritech Corp. 5.45%, 05/19/97 ..................................................       23,785,009
  25,000,000   Ameritech Corp. 5.53%, 06/06/97 ..................................................       24,861,750
                                                                                                    --------------
                                                                                                        98,339,926
                                                                                                    --------------

               COMMUNICATION - 3.72%
  40,000,000   Disney (Walt) Co. 5.60%, 05/01/97 ................................................       40,000,000
  32,300,000   Motorola, Inc. 5.50%, 05/06/97 ...................................................   $   32,275,326
  22,764,000   Motorola, Inc. 5.53%, 07/09/97 ...................................................       22,522,721
                                                                                                    --------------
                                                                                                        94,798,047
                                                                                                    --------------

               TELECOMMUNICATIONS - 2.47%
  41,000,000   Southwestern Bell Telephone Co. 5.50%, 05/06/97 ..................................       40,968,681
  22,104,000   Southwestern Bell Telephone Co. 5.50%, 06/13/97 ..................................       21,958,789
                                                                                                    --------------
                                                                                                        62,927,470
                                                                                                    --------------

               BASIC MATERIALS - 2.15%
  25,000,000   Cargill, Inc. 5.55%, 06/02/97 ....................................................       24,876,667
  30,000,000   Cargill, Inc. 5.53%, 06/03/97 ....................................................       29,847,925
                                                                                                    --------------
                                                                                                        54,724,592
                                                                                                    --------------

               ENERGY - 1.72%
  43,900,000   Shell Oil Co., Series A 5.51%, 05/01/97 ..........................................       43,900,000
                                                                                                    --------------

               CHEMICALS AND DRUGS - 0.98%
  25,000,000   duPont (E.I.) deNemours & Co. 5.25%, 05/19/97 ....................................       24,934,375
                                                                                                    --------------

               ELECTRONICS - 0.57%
  14,500,000   Emerson Electric Co. 5.47%, 05/08/97 .............................................       14,484,577
                                                                                                    --------------
               TOTAL COMMERCIAL PAPER ...........................................................    1,520,262,931
               (Cost $1,520,262,931)                                                                --------------


U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 32.98%

               FEDERAL NATIONAL MORTGAGE ASSOCIATION (A) - 17.52%
  25,020,000   5.22%, 05/02/97 ..................................................................       25,016,361
  45,000,000   5.22%, 05/05/97 ..................................................................       44,973,833
  29,030,000   5.19%, 05/09/97 ..................................................................       28,995,142
  25,000,000   5.41%, 05/12/97 ..................................................................       24,958,674
  40,000,000   5.23%, 05/29/97 ..................................................................       39,837,289
  20,000,000   5.14%, 06/09/97 ..................................................................       19,888,633
  30,000,000   5.47%, 06/12/97 ..................................................................       29,808,550
  38,365,000   5.23%, 06/16/97 ..................................................................       38,108,615
  40,000,000   5.50%, 06/18/97 ..................................................................       39,706,667
  20,000,000   5.40%, 06/24/97 ..................................................................       19,838,000
  30,775,000   5.53%, 07/11/97 ..................................................................       30,439,356
  17,020,000   5.25%, 07/28/97 ..................................................................       16,801,577
  40,000,000   5.54%, 08/21/97 ..................................................................       39,310,578
  50,000,000   5.59%, 10/10/97 ..................................................................       48,742,250
                                                                                                    --------------
                                                                                                       446,425,525
                                                                                                    --------------

               FEDERAL HOME LOAN MORTGAGE CORPORATION (A) - 8.64%

  55,000,000   5.42%, 05/13/97 ..................................................................       54,900,817
  30,000,000   5.45%, 05/23/97 ..................................................................       29,900,083
  48,880,000   5.51%, 06/20/97 ..................................................................       48,505,686
  40,000,000   5.52%, 06/25/97 ..................................................................       39,662,667
  12,697,000   5.51%, 07/08/97 ..................................................................       12,564,852
  35,000,000   5.49%, 07/18/97 ..................................................................       34,584,054
                                                                                                    --------------
                                                                                                       220,118,159
                                                                                                    --------------

               FEDERAL HOME LOAN BANK (A) - 4.09%

  62,780,000   5.27%, 05/01/97 ..................................................................       62,780,000
  17,050,000   5.17%, 06/09/97 ..................................................................       16,954,506
  25,000,000   5.27%, 09/30/97 ..................................................................       24,443,722
                                                                                                    --------------
                                                                                                       104,178,228
                                                                                                    --------------

               STUDENT LOAN MARKETING ASSOCIATION - 2.73%

  40,000,000   5.48%, 06/30/97 (A) ..............................................................       39,634,667
  30,000,000   5.55%, 07/17/97 (B) ..............................................................       30,002,098
                                                                                                    --------------
                                                                                                        69,636,765
                                                                                                    --------------
               TOTAL U.S. GOVERNMENT AND
               AGENCY OBLIGATIONS ...............................................................      840,358,677
               (Cost $840,358,677)                                                                  --------------

CERTIFICATES OF DEPOSITS - 5.49%

  40,000,000   Bayerische Landesbank, Yankee 5.38%, 05/05/97 ....................................       40,000,044
  40,000,000   Canadian Imperial Bank of Commerce 5.57%, 05/20/97 ...............................       40,000,607
  30,000,000   Deutsche Bank AG 5.52%, 07/28/97 .................................................       30,002,317
  30,000,000   US Bank of Oregon 5.58%, 06/09/97 ................................................       30,000,000
                                                                                                    --------------
               TOTAL CERTIFICATES OF DEPOSITS ...................................................      140,002,968
               (Cost $140,002,968)                                                                  --------------

REPURCHASE AGREEMENT - 2.04%

  52,004,582   HSBC Securities  5.35%, 05/01/97, dated 04/30/97 Repurchase Price $52,012,310
               (Collateralized by U.S. Treasury Obligations  7.75% to 11.25%, due 2000 to 2015;
               Total Par $50,580,000
               Market Value $53,435,475) ........................................................       52,004,582
                                                                                                    --------------
               TOTAL REPURCHASE AGREEMENT .......................................................       52,004,582
               (Cost $52,004,582)                                                                   --------------

TOTAL INVESTMENTS - 100.16% .....................................................................    2,552,629,158
(Cost $2,552,629,158)*                                                                              --------------

NET OTHER ASSETS AND LIABILITIES - (0.16)% ......................................................       (4,069,229)
                                                                                                    --------------
NET ASSETS - 100.00% ............................................................................   $2,548,559,929
                                                                                                    ==============

----------
*   Aggregate cost for Federal tax purposes
(A) Annualized yields at time of purchase.
(B) Interest is reset at various time intervals.

                                        See Notes to Financial Statements.

               ---------------

                                  GOVERNMENT FUND
                                  PORTFOLIO OF INVESTMENTS
               THE GALAXY FUND    APRIL 30, 1997 (UNAUDITED)
               ---------------

                                                                                                     VALUE
PAR VALUE                                                                                           (NOTE 2)
---------                                                                                           --------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 83.66%

               FEDERAL NATIONAL MORTGAGE ASSOCIATION (A) - 27.03%

$ 21,200,000   5.22%, 05/02/97 ..................................................................   $   21,196,926
  20,000,000   5.22%, 05/05/97 ..................................................................       19,988,356
  49,275,000   5.19%, 05/09/97 ..................................................................       49,216,892
  15,000,000   5.41%, 05/12/97 ..................................................................       14,975,204
  25,000,000   5.23%, 05/29/97 ..................................................................       24,898,306
  30,000,000   5.39%, 06/03/97 ..................................................................       29,851,775
  20,000,000   5.14%, 06/09/97 ..................................................................       19,888,633
  35,000,000   5.47%, 06/12/97 ..................................................................       34,777,050
  29,815,000   5.50%, 06/18/97 ..................................................................       29,597,152
  25,000,000   5.40%, 06/23/97 ..................................................................       24,801,250
  30,000,000   5.54%, 08/21/97 ..................................................................       29,482,933
  25,000,000   5.59%, 10/10/97 ..................................................................       24,371,125
                                                                                                    --------------
                                                                                                       323,045,602
                                                                                                    --------------

               FEDERAL HOME LOAN MORTGAGE CORPORATION (A) - 22.61%

  45,395,000   5.17%, 05/02/97 ..................................................................       45,388,350
  40,000,000   5.22%, 05/08/97 ..................................................................       39,959,400
  22,600,000   5.42%, 05/13/97 ..................................................................       22,559,169
  44,865,000   5.18%, 05/16/97 ..................................................................       44,768,166
  18,275,000   5.19%, 05/30/97 ..................................................................       18,198,595
  25,000,000   5.50%, 06/24/97 ..................................................................       24,793,750
  25,000,000   5.52%, 06/25/97 ..................................................................       24,789,167
  11,275,000   5.48%, 06/26/97 ..................................................................       11,178,887
  24,000,000   5.50%, 07/02/97 ..................................................................       23,772,667
  15,000,000   5.49%, 07/18/97 ..................................................................       14,821,738
                                                                                                    --------------
                                                                                                       270,229,889
                                                                                                    --------------

               FEDERAL HOME LOAN BANK (A) - 16.39%

  61,350,000   5.27%, 05/01/97 ..................................................................       61,350,000
  13,650,000   5.41%, 05/22/97 ..................................................................       13,606,923
  20,000,000   5.23%, 07/10/97 ..................................................................       19,796,611
  30,285,000   5.46%, 07/18/97 ..................................................................       29,926,728
  22,500,000   5.25%, 07/25/97 ..................................................................       22,221,094
  25,000,000   5.51%, 08/25/97 ..................................................................       24,556,139
  25,000,000   5.27%, 09/30/97 ..................................................................       24,443,722
                                                                                                    --------------
                                                                                                       195,901,217
                                                                                                    --------------

               STUDENT LOAN MARKETING ASSOCIATION - 6.67%

  10,180,000   5.28%, 05/01/97 (A) ..............................................................       10,180,000
  14,970,000   5.42%, 06/20/97 (A) ..............................................................       14,857,309
  30,000,000   5.48%, 06/30/97 (A) ..............................................................       29,726,000
  25,000,000   5.55%, 07/17/97 (B) ..............................................................       25,001,749
                                                                                                    --------------
                                                                                                        79,765,058
                                                                                                    --------------

                FEDERAL FARM CREDIT BANK (A) - 5.76%

  24,950,000   5.42%, 05/06/97 ..................................................................       24,931,218
  17,000,000   5.36%, 05/23/97 ..................................................................       16,944,317
  12,090,000   5.39%, 06/04/97 ..................................................................       12,028,455
  15,000,000   5.47%, 06/06/97 ..................................................................       14,917,950
                                                                                                    --------------
                                                                                                        68,821,940
                                                                                                    --------------

                U.S. TREASURY NOTES - 5.20%

  25,000,000   6.00%, 08/31/97 ..................................................................       25,047,780
  37,000,000   6.00%, 11/30/97 ..................................................................       37,109,482
                                                                                                    --------------
                                                                                                        62,157,262
                                                                                                    --------------

                TOTAL U.S. GOVERNMENT AND
                AGENCY OBLIGATIONS ..............................................................      999,920,968
                (Cost $999,920,968)                                                                 --------------

REPURCHASE AGREEMENT - 16.56%

197,968,839     HSBC Securities 5.35%, 05/01/97, dated 04/30/97
                Repurchase Price $197,998,259
                (Collateralized by U.S. Treasury Obligations
                4.75% to 10.00%, due 1998 to 2010;
                Total Par $188,650,000;
                Market Value $203,742,410) ......................................................      197,968,839
                                                                                                    --------------
                TOTAL REPURCHASE AGREEMENT ......................................................      197,968,839
                (Cost $197,968,839)                                                                 --------------

TOTAL INVESTMENTS - 100.22% .....................................................................    1,197,889,807
(Cost $1,197,889,807)*                                                                              --------------

NET OTHER ASSETS AND LIABILITIES - (0.22)% ......................................................       (2,590,509)
                                                                                                    --------------
NET ASSETS - 100.00% ............................................................................   $1,195,299,298
                                                                                                    ==============

----------
*       Aggregate cost for Federal tax purposes.
(A)    Annualized yields at time of purchase.
(B)    Interest is reset at various time intervals.

                                        See Notes to Financial Statements.


               ---------------

                                  TAX-EXEMPT FUND
                                  PORTFOLIO OF INVESTMENTS
               THE GALAXY FUND    APRIL 30, 1997 (UNAUDITED)
               ---------------

                                                                                                     VALUE
PAR VALUE                                                                                           (NOTE 2)
---------                                                                                           --------

MUNICIPAL SECURITIES - 99.37%

               ALABAMA - 1.59%

$  1,000,000   Phenix County Industrial Development Board
               Environmental Improvement Revenue
               Georgia Kraft Project
               3.80%, 12/01/15 (A)
               LOC: Deutsche Bank AG ............................................................   $    1,000,000

   4,000,000   Montgomery Industrial Development Board
               PCR, Series 1990
               3.60%, 06/06/97
               Guaranteed: General Electric Co. .................................................        4,000,000
                                                                                                    --------------
                                                                                                         5,000,000
                                                                                                    --------------

               ALASKA - 0.32%

   1,000,000   Valdez, Marine Terminal Revenue 3.50%, 05/02/97
               Guaranteed: ARCO .................................................................        1,000,000
                                                                                                    --------------

               ARIZONA - 2.87%

   5,200,000   Mesa Municipal Development Corp.
               Series 1996-A 4.30%, 05/20/97
               LOC: West Deutsche Landesbank ....................................................        5,200,000
   1,800,000   Mesa Municipal Development Corp.
               Series 1985
               3.75%, 06/18/97
               LOC: West Deutsche Landesbank ....................................................        1,800,000
   2,000,000   Pima County, IDA
               Tucson Electric Power, Series A 4.50%, 06/15/22 (A)
               LOC: Societe Generale ............................................................        2,000,000
                                                                                                    --------------
                                                                                                         9,000,000
                                                                                                    --------------

               CALIFORNIA - 2.13%

   4,200,000   Los Angeles Regional Airports Improvement Corp.
               Lease Revenue, Sublease
               LA International Airport 3.95%, 12/01/25 (A)
               LOC: Societe Generale ............................................................        4,200,000
   1,100,000   Los Angeles Regional Airports Improvement Corp.
               Lease Revenue, American Airlines
               LA International Airport, Series B 3.95%, 12/01/24 (A)
               LOC: Wachovia Bank ...............................................................        1,100,000
   1,400,000   Los Angeles Regional Airports Improvement Corp.
               Lease Revenue, American Airlines
               LA International Airport, Series D 3.95%, 12/01/24 (A)
               LOC: Wachovia Bank ...............................................................        1,400,000
                                                                                                    --------------
                                                                                                         6,700,000
                                                                                                    --------------

               COLORADO - 0.96%

   3,000,000   Arapahoe County School District 05
               Cherry Creek, TAN 4.50%, 06/30/97 ................................................        3,003,164
                                                                                                    --------------

               CONNECTICUT - 1.91%

   5,000,000   Cheshire, BAN
               4.00%, 08/08/97                                                                           5,003,414
   1,000,000   Connecticut State Special Assessment
               Unemployment Compensation Advisory Fund
               Series C 3.90%, 11/15/01 (A) .....................................................        1,000,648
                                                                                                    --------------
                                                                                                         6,004,062
                                                                                                    --------------

               DELAWARE - 1.52%

   4,000,000   Delaware State Economic Development
               Authority, Industrial Development
               Gore & Associates, Otts Chapel 3.50%, 06/11/97
               LOC: Morgan Guaranty .............................................................        4,000,000
     800,000   Wilmington Hospital Revenue
               Franciscan Health System, Series A 3.95%, 07/01/11 (A)
               LOC: Societe Generale ............................................................          800,000
                                                                                                    --------------
                                                                                                         4,800,000
                                                                                                    --------------

               DISTRICT OF COLUMBIA - 0.38%

   1,200,000   District of Columbia
               Series A-3, GO 4.15%, 10/01/07 (A) ...............................................        1,200,000
                                                                                                    --------------

               FLORIDA - 3.20%

   3,000,000   Pinellas County Educational Facilities Authority 3.60%, 06/09/97
               Insured: MBIA ....................................................................        3,000,000
   5,000,000   Pinellas County Educational Facilities Authority
               Pooled Independent Higher Education, GO 3.70%, 07/09/97
               Insured: MBIA ....................................................................        5,000,000
   1,000,000   Putnam County Development Authority, PCR
               Seminole Electric Cooperative, Series D
               3.45%, 12/15/09 (A) ..............................................................        1,000,000
   1,050,000   West Orange Memorial Hospital Tax District
               Revenue, Series A-2
               3.40%, 05/05/97
               LOC: Rabobank ....................................................................        1,050,000
                                                                                                    --------------
                                                                                                        10,050,000
                                                                                                    --------------

               GEORGIA - 3.51%

   7,000,000   De Kalb County, TAN
               4.00%, 12/31/97 ..................................................................        7,024,500
   2,500,000   Georgia Municipal Gas Authority Revenue
               Transco Portfolio I Project, Series A 3.50%, 05/05/97
               LOC: Credit Suisse ...............................................................        2,500,000
   1,500,000   Georgia Municipal Gas Authority Revenue
               Transco Portfolio I Project, Series A 3.35%, 05/07/97
               LOC: Credit Suisse ...............................................................        1,500,000
                                                                                                    --------------
                                                                                                        11,024,500
                                                                                                    --------------

               ILLINOIS - 7.88%

   8,500,000   Chicago O'Hare International Airport Revenue
               American Airlines, Series C 3.85%, 12/01/17 (A) ..................................        8,500,000
   1,750,000   Chicago O'Hare International Airport Revenue
               General Airport, Second Lien, Series A 4.50%, 01/01/15 (A)
               LOC: Societe Generale ............................................................        1,750,000
   1,800,000   Chicago O'Hare International Airport Revenue
               General Airport, Second Lien, Series C 4.50%, 01/01/18 (A)
               LOC: Societe Generale ............................................................        1,800,000
   1,150,000   Illinois Educational Facilities Authority Revenue
               Series 1995
               3.50%, 05/08/97
               LOC: Northern Trust ..............................................................        1,150,000
   1,100,000   Illinois Health Facilities Authority Revenue
               Series 1989-A 3.45%, 05/12/97
               LOC: Northern Trust ..............................................................        1,100,000
   2,645,000   Illinois Health Facilities Authority Revenue
               Series 1989-A 3.65%, 06/10/97
               Insured: MBIA ....................................................................        2,645,000
   1,500,000   Illinois Health Facilities Authority Revenue
               Series 1989-A 3.75%, 08/05/97
               LOC: Northern Trust ..............................................................        1,500,000
   3,950,000   Illinois Health Facilities Authority Revenue
               Series 1985-D 3.40%, 05/05/97
               Insured: MBIA ....................................................................        3,950,000
   2,335,000   Illinois Health Facilities Authority
               Series 1985-D 3.65%, 06/12/97
               Insured: MBIA ....................................................................        2,335,000
                                                                                                    --------------
                                                                                                        24,730,000
                                                                                                    --------------

               INDIANA - 2.44%

   1,000,000   Mt. Vernon Pollution Control & Solid Waste
               Disposal Revenue, Series 1989 A 3.40%, 06/16/97
               Guaranteed: General Electric Co. .................................................        1,000,000

   2,000,000   Mt. Vernon Pollution Control & Solid Waste
               Disposal Revenue, Series 1989 A 3.50%, 06/23/97
               Guaranteed: General Electric Co. .................................................        2,000,000
   2,050,000   Sullivan County, PCR, Series 1985 L2
               3.50%, 05/08/97
               Guaranteed: National Rural Utilities .............................................        2,050,000
   1,790,000   Sullivan County, PCR, Series 1985 L4
               3.30%, 05/06/97
               Guaranteed: National Rural Utilities .............................................        1,790,000
     810,000   Sullivan County, PCR, Series 1985 L5
               3.45%, 05/12/97
               Guaranteed: National Rural Utilities .............................................          810,000
                                                                                                    --------------
                                                                                                         7,650,000
                                                                                                    --------------

               KANSAS - 1.27%

     500,000   Burlington, PCR
               Series 1985 C-1
               3.55%, 06/16/97
               Guaranteed: National Rural Utilities .............................................          500,000
   1,000,000   Burlington, PCR
               Series 1985 C-1
               3.90%, 06/19/97
               Guaranteed: National Rural Utilities .............................................        1,000,000
   2,500,000   Burlington, PCR
               Series 1985 C-2
               3.60%, 06/09/97
               Guaranteed: National Rural Utilities .............................................        2,500,000
                                                                                                    --------------
                                                                                                         4,000,000
                                                                                                    --------------

               LOUISIANA - 3.30%

   1,800,000   Lake Charles Harbor & Terminal District
               Port Facilities Revenue, Citgo Petroleum Corp. 4.50%, 08/01/07 (A)
               LOC: Westdeutsc ..................................................................        1,800,000
   1,150,000   Louisiana Public Facilities Authority
               College & University Equipment & Capital
               Series A 4.00%, 09/01/10 (A)
               SPA: Societe Generale ............................................................        1,150,000
   1,000,000   Louisiana Public Facilities Authority Revenue
               PCR, Ciba-Geigy Corp. Project 4.50%, 12/01/04 (A)
               LOC: Swiss Bank ..................................................................        1,000,000
   1,400,000   Louisiana State Offshore Terminal Authority
               Deepwater Port Revenue, First Stage A
               Loop, Inc. 3.90%, 09/01/08 (A)
               LOC: Union Bank of Switzerland ...................................................        1,400,000
   5,000,000   St. James, PCR
               Texaco Project, Series A 4.10%, 05/21/97
               Guaranteed: Texaco, Inc. .........................................................        5,000,000
                                                                                                    --------------
                                                                                                        10,350,000
                                                                                                    --------------

               MASSACHUSETTS - 4.77%

   2,000,000   Massachusetts Bay Transportation Authority
               Series C 3.40%, 05/06/97
               LOC: West Deutsche Landesbank ....................................................        2,000,000
   6,200,000   Massachusetts Bay Transportation Authority
               Series C 3.80%, 05/21/97
               LOC: West Deutsche Landesbank ....................................................        6,200,000
   5,000,000   Massachusetts State Port Authority
               3.70%, 06/17/97
               LOC: Canadian Imperial Bank of Commerce ..........................................        5,000,000
   1,783,570   North Adams, BAN, Lot B
               4.25%, 07/01/97 ..................................................................        1,783,570
                                                                                                    --------------
                                                                                                        14,983,570
                                                                                                    --------------

               MICHIGAN - 3.51%

   1,140,000   Cornell Township
               Economic Development Corp., IDR
               Mead-Escanaba Paper Co. 3.60%, 05/15/97
               LOC: Credit Suisse ...............................................................        1,140,000
   3,500,000   Cornell Township
               Economic Development Corp., IDR
               Mead-Escanaba Paper Co. 3.70%, 06/02/97
               LOC: Credit Suisse ...............................................................        3,500,000
   2,000,000   Delta County
               Economic Development Corp., IDR
               Mead-Escanaba Paper Co. 4.15%, 05/08/97
               LOC: Swiss Bank Corp. ............................................................        2,000,000
   4,200,000   Michigan State Building Authority
               Series 1
               3.55%, 05/01/97
               LOC: Canadian Imperial Bank of Commerce ..........................................        4,200,000
     200,000   Michigan State Strategic Fund, PCR
               Consumers Power Project 4.00%, 04/15/18 (A)
               LOC: Union Bank of Switzerland ...................................................          200,000
                                                                                                    --------------
                                                                                                        11,040,000
                                                                                                    --------------

               MINNESOTA - 3.60%

   3,500,000   Rochester Health Care Facilities Revenue  3.55%, 06/09/97
               Guaranteed: Mayo Foundation ......................................................        3,500,000
   1,000,000   Rochester Health Care Facilities Revenue
               Mayo Foundation/Mayo Medical Center
               Series A 3.45%, 05/22/97
               Guaranteed: Mayo Foundation ......................................................        1,000,000
   3,000,000   Rochester Health Care Facilities Revenue
               Mayo Foundation/Mayo Medical Center
               Series C 3.40%, 05/08/97
               Guaranteed: Mayo Foundation ......................................................        3,000,000
   2,700,000   Rochester Health Care Facilities Revenue
               Mayo Foundation/Mayo Medical Center
               Series C 3.40%, 05/07/97
               Guaranteed: Mayo Foundation ......................................................        2,700,000
   1,100,000   Rochester Health Care Facilities Revenue
               Mayo Foundation/Mayo Medical Center
               Series E 3.65%, 06/05/97
               Guaranteed: Mayo Foundation ......................................................        1,100,000
                                                                                                    --------------
                                                                                                        11,300,000
                                                                                                    --------------

               MISSISSIPPI - 1.26%

   2,950,000   Claiborne County, PCR
               Series 1985 G-1
               3.45%, 05/13/97
               Guaranteed: National Rural Utilities .............................................        2,950,000
   1,000,000   Claiborne County, PCR
               Series 1985 G-2
               3.70%, 06/10/97
               Guaranteed: National Rural Utilities .............................................        1,000,000
                                                                                                    --------------
                                                                                                         3,950,000
                                                                                                    --------------

               MISSOURI - 0.53%

   1,655,000   Missouri State Environmental Improvement
               & Energy Resource Authority, PCR
               Union Electric, Series A 3.65%, 06/12/97
               LOC: Union Bank of Switzerland ...................................................        1,655,000
                                                                                                    --------------

               NEW JERSEY - 4.59%

   9,000,000   New Jersey State, Series 1997-A
               3.60%, 05/19/97
               LOC: Union Bank of Switzerland ...................................................        9,000,000
   4,000,000   New Jersey State, Series 1997-A
               3.65%, 06/09/97
               LOC: Union Bank of Switzerland ...................................................        4,000,000
   1,400,000   New Jersey State Turnpike Authority
               Series D
               4.35%, 01/01/18 (A)
               Insured: FGIC; LOC: Societe Generale .............................................        1,400,000
                                                                                                    --------------
                                                                                                        14,400,000
                                                                                                    --------------

               NEW YORK - 5.79%

   7,000,000   Municipal Assistance Corp. for New York
               Series 61
               6.00%, 07/01/97 7,069,370 ........................................................        7,069,370
   2,100,000   New York, GO 3.60%, 05/12/97
               Insured: FSA .....................................................................        2,100,000
   5,000,000   New York Municipal Water Finance Authority
               3.75%, 07/31/97
               LOC: Canadian Imperial Bank of Commerce ..........................................        5,000,000
   1,000,000   New York State Energy Research
               & Development Authority, PCR
               Niagara Mohawk Power Corp., Series C 4.00%, 12/01/25 (A)
               LOC: Canadian Imperial Bank of Commerce ..........................................        1,000,000
   2,000,000   New York State Energy Research
               & Development Authority, PCR
               Orange & Rockland Project, Series A 4.35%, 10/01/14 (A)
               Insured: FGIC; LOC: Societe Generale .............................................        2,000,000
   1,000,000   New York State Housing Finance Agency
               Revenue, Hospital Special Surgery Staff
               Series A 4.55%, 11/01/10 (A)
               LOC: Chemical Bank ...............................................................        1,000,000
                                                                                                    --------------
                                                                                                        18,169,370
                                                                                                    --------------

               NORTH CAROLINA - 2.24%

   5,700,000   North Carolina Eastern Municipal Power
               Agency, Series B
               3.50%, 05/06/97
               LOC: Morgan Guaranty/Union Bank
               of Switzerland ...................................................................        5,700,000
   1,315,000   North Carolina Medical Care Commission
               Wake County Hospital System
               4.00%, 10/01/97
               Insured: MBIA ....................................................................        1,317,906
                                                                                                    --------------
                                                                                                         7,017,906
                                                                                                    --------------

               OHIO - 1.91%

   1,900,000   Ohio State Air Quality Development Authority
               Revenue, Cincinnati Gas & Electric, Series A
               3.90%, 09/01/30 (A)
               LOC: ABN-AMRO Bank ...............................................................        1,900,000
   1,000,000   Ohio State Air Quality Development Authority
               Revenue, Environmental Mead Corp.
               3.85%, 10/01/01 (A)
               LOC: Deutsche Bank ...............................................................        1,000,000
   3,100,000   Toledo-Lucas County Port Authority
               CSX Transportation, Inc. Project
               3.45%, 05/14/97
               LOC: Bank of Nova Scotia .........................................................        3,100,000
                                                                                                    --------------
                                                                                                         6,000,000
                                                                                                    --------------

               OREGON - 0.92%

     600,000   Port Portland, PCR
               Reynolds Metals
               3.95%, 12/01/09 (A)
               LOC: Bank of Nova Scotia .........................................................          600,000
     100,000   Umatilla County Hospital Facilities Authority
               Hospital Revenue
               Franciscan Health System, Series A
               3.95%, 12/01/24 (A)
               LOC: Toronto Dominion Bank .......................................................          100,000
   2,200,000   Umatilla County Hospital Facilities Authority
               Hospital Revenue
               Franciscan Health System, Series B
               3.95%, 12/01/24 (A)
               LOC: Toronto Dominion ............................................................        2,200,000
                                                                                                    --------------
                                                                                                         2,900,000
                                                                                                    --------------

               PENNSYLVANIA - 10.19%

   2,000,000   Allegheny County, HDA
               Health Center Development, Inc., Series B
               3.90%, 06/16/97
               LOC: PNC Bank ....................................................................        2,000,000
   3,300,000   Allegheny County, HDA
               Health Center Development, Inc., Series B
               3.85%, 06/17/97
               LOC: PNC Bank ....................................................................        3,300,000
   1,000,000   Allegheny County, HDA
               Health Center Development, Inc., Series B
               3.70%, 07/10/97
               LOC: PNC Bank ....................................................................        1,000,000
   8,200,000   Beaver County, IDA, PCR
               3.45%, 06/09/97
               LOC: Swiss Bank ..................................................................        8,200,000
   4,000,000   Beaver County, IDA, PCR
               3.80%, 06/18/97
               LOC: Swiss Bank Corp. ............................................................        4,000,000
   5,000,000   Delaware County, IDA, PCR
               Series 1998-B
               4.30%, 05/14/97
               Insured: FGIC ....................................................................        5,000,000
   4,600,000   Delaware County , IDA, PCR
               Series 1998-B
               3.65%, 06/12/97
               Insured: FGIC ....................................................................        4,600,000
   3,800,000   Philadelphia Gas Works Revenue, Series B
               3.65%, 06/13/97
               LOC: Canadian Imperial Bank of Commerce ..........................................        3,800,000
     100,000   St. Mary Hospital Authority
               Franciscan Health System, Series B
               3.85%, 12/01/24 (A)
               LOC: Toronto Dominion ............................................................          100,000
                                                                                                    --------------
                                                                                                        32,000,000
                                                                                                    --------------

               SOUTH CAROLINA - 0.51%

   1,600,000   South Carolina Jobs Economic Development
               Authority, St. Francis Hospital
               3.95%, 07/01/22 (A)
               LOC: Chemical Bank ...............................................................        1,600,000
                                                                                                    --------------

               TENNESSEE - 0.64%

     300,000   Metropolitan Nashville Airport Authority
               Special Facilities Revenue
               American Airlines, Series A
               3.95%, 10/01/12 (A)
               LOC: Credit Suisse ...............................................................          300,000
   1,700,000   Metropolitan Nashville Airport Authority
               Special Facilities Revenue
               American Airlines, Series B
               3.95%, 10/01/12 (A)
               LOC: Bayerische Landesbank .......................................................        1,700,000
                                                                                                    --------------
                                                                                                         2,000,000
                                                                                                    --------------

               TEXAS - 15.55%

   1,000,000   Austin Utility System Revenue
               3.65%, 06/13/97
               LOC: Morgan Guaranty .............................................................        1,000,000
   4,000,000   Brazos River Authority, PCR
               Texas Utilities, Series B
               3.90%, 02/01/32 (A)
               Insured: MBIA ....................................................................        4,000,000
     500,000   Brownsville Utility System Revenue
               Series A
               3.60%, 06/10/97
               LOC: Toronto Dominion ............................................................          500,000
     300,000   Grapevine, IDC
               Multiple Mode, American Airlines, Series A3
               3.95%, 12/01/24 (A)
               LOC: Morgan Guaranty .............................................................          300,000
     500,000   Grapevine, IDC
               Multiple Mode, American Airlines, Series A4
               3.95%, 12/01/24 (A)
               LOC: Morgan Guaranty .............................................................          500,000
  10,600,000   Guadalupe-Blanco River Authority, PCR
               Central Power & Light Co. Project
               4.00%, 11/01/15 (A) ..............................................................        10,600,000
   5,000,000   Harris County, HFDC, Series 1993
               3.75%, 06/30/97
               LOC: Credit Suisse ...............................................................        5,000,000
   1,300,000   Harris County HFDC
               Texas Medical Center Project
               4.00%, 02/15/22 (A)
               Insured: MBIA ....................................................................        1,300,000
     300,000   Lone Star Airport Improvement Authority
               Revenue, Multiple Mode, Series A-3
               3.95%, 12/01/14 (A)
               LOC: Royal Bank of Canada ........................................................          300,000
   1,300,000   Lone Star Airport Improvement Authority
               Revenue, Multiple Mode, Series A-4
               3.95%, 12/01/14 (A)
               LOC: Royal Bank of Canada ........................................................        1,300,000
     300,000   Lone Star Airport Improvement Authority
               Revenue, Multiple Mode, Series A-5
               3.95%, 12/01/14 (A)
               LOC: Royal Bank of Canada ........................................................          300,000
     700,000   Lone Star Airport Improvement Authority
               Revenue, Multiple Mode, Series B-5
               3.95%, 12/01/14 (A)
               LOC: Royal Bank of Canada ........................................................          700,000
     200,000   North Central HFDC
               Hospital Revenue, Series C
               Presbyterian Medical Center 3.95%, 12/01/15 (A)
               Insured: MBIA ....................................................................          200,000
   1,200,000   Plano, HFDC
               Hospital Revenue, Series 1989
               3.45%, 06/11/97
               Insured: MBIA ....................................................................        1,200,000
   4,600,000   Plano, HFDC
               Hospital Revenue, Series 1989
               3.70%, 06/05/97
               Insured: MBIA ....................................................................        4,600,000
   2,800,000   Sabine River Authority, PCR
               Texas Utilities Project, Series A 4.00%, 03/01/26 (A)
               Insured: AMBAC ...................................................................        2,800,000
   1,200,000   Texas A & M, Board of Regents
               Permanent University Fund, Series B
               3.75%, 05/20/97
               LOC: Morgan Guaranty .............................................................        1,200,000
  13,000,000   Texas State, TRAN
               4.75%, 08/29/97 ..................................................................       13,043,122
                                                                                                    --------------
                                                                                                        48,843,122
                                                                                                    --------------

               VIRGINIA - 1.69%

   1,000,000   Peninsula Ports Authority Coal Terminal
               Dominion Terminal Project, Series A
               3.95%, 05/27/97
               LOC: National Westminster ........................................................        1,000,000
   3,000,000   Peninsula Ports Authority Coal Terminal
               Dominion Terminal Project, Series A
               3.75%, 06/18/97
               LOC: National Westminster ........................................................        3,000,000
   1,300,000   Peninsula Ports Authority Coal Terminal
               Dominion Terminal Project, Series C
               3.85%, 07/01/16 (A)
               LOC: National Westminster ........................................................        1,300,000
                                                                                                    --------------
                                                                                                         5,300,000
                                                                                                    --------------

               WASHINGTON - 3.20%

   6,750,000   Seattle Municipal Power & Light Revenue
               3.30%, 05/07/97
               LOC: Morgan Guaranty .............................................................        6,750,000
   3,300,000   Washington State Public Power Supply System
               Nuclear Project No.1 Revenue, Series 1A-1
               4.45%, 07/01/17 (A)
               LOC: Bank of America .............................................................        3,300,000
                                                                                                    --------------
                                                                                                        10,050,000
                                                                                                    --------------

               WYOMING - 5.19%

   3,100,000   Converse County, PCR
               3.40%, 05/07/97
               LOC: Deutsche Bank ...............................................................        3,100,000
   2,500,000   Converse County, PCR
               3.40%, 05/13/97
               LOC: Deutsche Bank ...............................................................        2,500,000
   2,400,000   Converse County, PCR
               Pacificorp Project
               3.35%, 05/09/97
               LOC: Deutsche Bank ...............................................................        2,400,000
   2,700,000   Gillette, PCR
               Pacificorp Project
               3.35%, 05/07/97
               LOC: Deutsche Bank ...............................................................        2,700,000
   3,000,000   Lincoln County, PCR
               3.55%, 06/06/97
               LOC: Union Bank of Switzerland ...................................................        3,000,000
   2,600,000   Platte County, PCR
               Tri-State G & T, Series A
               4.15%, 07/01/14 (A)
               LOC: Societe Generale ............................................................        2,600,000
                                                                                                    --------------
                                                                                                        16,300,000
                                                                                                    --------------

               TOTAL MUNICIPAL SECURITIES .......................................................      312,020,694
               (Cost $312,020,694)                                                                  --------------

  SHARES
  ------

INVESTMENT COMPANY - 0.22%

     700,437   Money Market Obligations Trust ...................................................          700,437
                                                                                                    --------------
               TOTAL INVESTMENT COMPANY                                                                    700,437
               (Cost $700,437)                                                                      --------------

TOTAL INVESTMENTS - 99.59% ......................................................................      312,721,131
(Cost $312,721,131)*                                                                                --------------

NET OTHER ASSETS AND LIABILITIES - 0.41% ........................................................        1,283,887
                                                                                                    --------------
NET ASSETS - 100.00% ............................................................................   $  314,005,018
                                                                                                    ==============

----------
*       Aggregage cost for Federal tax purposes.
(A) Variable rate demand notes are payable upon not more than one, seven or thirty business days notice. Put bonds and notes have demand features which mature within one year. The interest rate shown reflects the rate in effect at April 30, 1997.
AMBAC   American Municipal Bond Assurance Corp.
ARCO    Atlantic Richfield Co.
BAN     Bond Anticipation Notes
FGIC    Federal Guaranty Insurance Corp.
FSA     Financial Security Assurance, Inc.
GO      General Obligation
HDA     Hospital Development Authority
HFDC    Health Facilities Development Corp.
IDA     Industrial Development Authority
IDC     Industrial Development Corp.
IDR     Industrial Development Revenue
LOC     Letter of Credit
MBIA    Municipal Bond Insurance Association
PCR     Pollution Control Revenue
SPA     Stand-by Purchase Agreement
TAN     Tax Anticipation Notes
TRAN    Tax & Revenue Anticipation Notes

        See Notes to Financial Statements.

               ---------------

                                  U.S. TREASURY FUND
                                  PORTFOLIO OF INVESTMENTS
               THE GALAXY FUND    APRIL 30, 1997 (UNAUDITED)
               ---------------
                                                                                                        VALUE
PAR VALUE                                                                                              (NOTE 2)
---------                                                                                              --------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 99.58%

                   U.S. TREASURY BILLS (A) - 35.71%

$  25,000,000      5.02%, 05/01/97 ..............................................................    $  25,000,000
   25,000,000      5.02%, 05/08/97 ..............................................................       24,975,549
   20,000,000      5.03%, 05/15/97 ..............................................................       19,960,917
   25,000,000      5.19%, 05/29/97 ..............................................................       24,899,181
   50,000,000      4.99%, 06/05/97 ..............................................................       49,753,979
   25,000,000      5.15%, 06/12/97 ..............................................................       24,849,938
   30,000,000      5.05%, 06/19/97 ..............................................................       29,792,158
   30,000,000      5.14%, 07/17/97 ..............................................................       29,669,862
   30,000,000      5.19%, 07/24/97 ..............................................................       29,638,800
   15,000,000      5.19%, 08/14/97 ..............................................................       14,772,938
   25,000,000      5.30%, 08/21/97 ..............................................................       24,587,778
                                                                                                     -------------
                                                                                                       297,901,100
                                                                                                     -------------

                   U.S. TREASURY NOTES - 30.00%

   30,000,000      6.50%, 05/15/97 ..............................................................       30,013,979
   25,000,000      6.13%, 05/31/97 ..............................................................       25,014,648
   30,000,000      6.75%, 05/31/97 ..............................................................       30,031,378
   30,000,000      5.63%, 06/30/97 ..............................................................       30,011,102
   30,000,000      6.38%, 06/30/97 ..............................................................       30,055,836
   60,000,000      5.88%, 07/31/97 ..............................................................       60,079,255
   45,000,000      6.00%, 08/31/97 ..............................................................       45,062,147
                                                                                                     -------------
                                                                                                       250,268,345
                                                                                                     -------------

                   STUDENT LOAN MARKETING ASSOCIATION - 19.80%

   122,820,000     5.28%, 05/01/97 (A) ..........................................................      122,820,000
   10,000,000      5.42%, 06/20/97 (A) ..........................................................        9,924,722
   12,600,000      5.48%, 06/30/97 (A) ..........................................................       12,484,920
   20,000,000      5.55%, 07/17/97 (B) ..........................................................       20,001,399
                                                                                                     -------------
                                                                                                       165,231,041
                                                                                                     -------------

                   FEDERAL HOME LOAN BANK (A) - 12.15%

   25,000,000      5.27%, 05/01/97 ..............................................................       25,000,000
   25,000,000      5.35%, 05/05/97 ..............................................................       24,985,139
   20,000,000      5.34%, 05/16/97 ..............................................................       19,955,500
   11,600,000      5.41%, 05/22/97 ..............................................................       11,563,663
   20,000,000      5.70%, 06/06/97 ..............................................................       19,896,600
                                                                                                     -------------
                                                                                                       101,400,902
                                                                                                     -------------

                   FEDERAL FARM CREDIT BANK (A) - 1.92%

$  16,000,000      5.36%, 05/07/97 ..............................................................    $  15,985,707
                                                                                                     -------------
TOTAL INVESTMENTS - 99.58% ......................................................................      830,787,095
(Cost $830,787,095)*                                                                                 -------------

NET OTHER ASSETS AND LIABILITIES - 0.42% ........................................................        3,486,905
                                                                                                     -------------
NET ASSETS - 100.00% ............................................................................    $ 834,274,000
                                                                                                     =============

----------
*      Aggregage cost for Federal tax purposes.
(A)    Annualized yields at time of purchase.
(B)    Interest is reset at various time intervals.

        See Notes to Financial Statements.


               ---------------

                                  CONNECTICUT MUNICIPAL MONEY MARKET FUND
                                  PORTFOLIO OF INVESTMENTS
               THE GALAXY FUND    APRIL 30, 1997 (UNAUDITED)
               ---------------

                                                                                                         VALUE
   PAR VALUE                                                                                            (NOTE 2)
   ---------                                                                                            --------

MUNICIPAL SECURITIES - 95.54%

               ALABAMA - 1.63%

$  1,300,000   McIntosh Industrial Development Board, PCR
               Ciba-Geigy Corp. Project
               4.00%, 07/01/04 (A)
               LOC: Credit Suisse ...............................................................   $    1,300,000
     600,000   North Alabama Environmental Improvement
               Authority, PCR
               Reynolds Metals
               3.95%, 12/01/00 (A)
               LOC: Bank of Nova Scotia .........................................................          600,000
                                                                                                    --------------
                                                                                                         1,900,000
                                                                                                    --------------


               ALASKA - 2.57%

   3,000,000   Valdez, Marine Terminal Revenue
               3.45%, 05/01/97
               Guaranteed: ARCO .................................................................        3,000,000
                                                                                                    --------------


               CALIFORNIA - 2.31%

   2,700,000   Los Angeles Regional Airports Improvement Corp.
               Lease Revenue, Sublease, LA International Airport
               3.95%, 12/01/25 (A)
               LOC: Societe Generale ............................................................        2,700,000
                                                                                                    --------------

               CONNECTICUT - 66.72%

   3,000,000   Avon, BAN
               3.75%, 09/15/97 ..................................................................        3,004,292
     500,000   Connecticut State
               Series D, GO
               3.75%, 12/01/97 ..................................................................          500,705
   2,600,000   Connecticut State Development Authority
               PCR, Central Vermont Public Service
               3.40%, 12/01/15 (A)
               LOC: Toronto Dominion Bank .......................................................        2,600,000
   1,300,000   Connecticut State Development Authority
               Conco Project
               4.50%, 11/01/05 (A)
               LOC: Bayerische Vereinsbank ......................................................        1,300,000
  17,800,000   Connecticut State Development Authority
               PCR, Connecticut Light & Power Co. Project
               Series A
               4.50%, 09/01/28 (A)
               LOC: Deutsche Bank ...............................................................       17,800,000
   5,200,000   Connecticut State Development Authority
               Health Care Corp. for Independent Living
               4.30%, 07/01/15 (A)
               LOC: Chemical Bank ...............................................................        5,200,000
   2,000,000   Connecticut State Development Authority
               PCR, Western Massachusetts Electric Co.
               Series A
               4.30%, 09/01/28 (A)
               LOC: Union Bank of Switzerland ...................................................        2,000,000
   4,000,000   Connecticut State HEFA
               3.40%, 05/13/97
               Guaranteed: Yale University ......................................................        4,000,000
     760,000   Connecticut State HEFA
               Stamford Hospital, Series C
               5.70%, 07/01/97
               Insured: MBIA ....................................................................          762,440
   1,205,000   Connecticut State HEFA
               Yale-New Haven Hospital, Series E
               3.62%, 06/01/12 (A)
               Insured: FGIC ....................................................................        1,205,000
   3,500,000   Connecticut State, IDA
               Allen Group, Inc.
               3.60%, 02/01/13 (A)
               LOC: Bayerische Vereinsbank ......................................................        3,500,000
   1,100,000   Connecticut State, IDA
               Trudy Corp., Project 1984
               3.40%, 09/01/09 (A)
               LOC: Citibank ....................................................................        1,100,000
     600,000   Connecticut State, IDA
               Martin-Brower Co. Project
               4.35%, 05/01/05 (A)
               LOC: Chemical Bank ...............................................................          600,000
   2,150,000   Connecticut State Housing Finance Authority
               Housing Mortgage Finance Program, Series F2
               4.10%, 05/15/97 ..................................................................        2,150,469
   2,100,000   Connecticut State Housing Finance Authority
               Housing Mortgage Finance Program, Series G
               4.55%, 05/15/18 (A)
               Insured: AMBAC ...................................................................        2,100,000
     500,000   Connecticut State Special Assessment
               Unemployment Compensation Advisory Fund
               Series A
               4.10%, 05/15/97 ..................................................................          500,022
   6,000,000   Connecticut State Special Assessment
               Unemployment Compensation Advisory Fund
               Series C
               3.90%, 11/15/01 (A)
               SPA: FGIC ........................................................................        6,000,000
   4,900,000   Connecticut State, Special Tax Obligation
               Revenue, Second Lien, Transportation
               Infrastructure, Series 1
               4.45%, 12/01/10 (A)
               LOC: Commerzbank A.G. ............................................................        4,900,000
   1,000,000   Connecticut State, Special Tax Obligation
               Revenue, Transportation Infrastructure
               Series A
               4.13%, 06/01/97
               Insured: FGIC ....................................................................        1,000,331
     780,000   East Hartford, Lot A, GO
               6.13%, 01/15/98
               LOC: FSA .........................................................................          794,147
     789,000   East Lyme, BAN
               3.79%, 07/29/97 ..................................................................          789,073
   1,450,000   Fairfield, SAN
               3.75%, 06/06/97 ..................................................................        1,450,414
   1,260,000   Groton City, BAN, GO.
               4.00%, 07/10/97 ..................................................................        1,261,025
   1,000,000   Hartford Redevelopment Agency
               Multi-Family Mortgage Revenue
               Underwood Tower Project
               4.25%, 06/01/20 (A)
               Insured: FSA .....................................................................        1,000,000
   2,050,000   Manchester, Temporary Notes, Lot B
               3.60%, 05/28/97 ..................................................................        2,050,220
   1,500,000   Montville, BAN
               3.34%, 07/15/97 ..................................................................        1,500,181
   2,030,000   New Haven, GO
               5.00%, 08/15/97
               Insured: AMBAC ...................................................................        2,039,509
   4,000,000   Orange, BAN
               3.50%, 03/03/98 ..................................................................        4,001,614
   1,140,000   Prospect, BAN
               3.75%, 07/24/97 ..................................................................        1,140,100
     756,700   Thompson, BAN
               4.50%, 07/18/97 ..................................................................          757,712
     822,000   Westport, BAN, Lot B
               3.90%, 06/27/97 ..................................................................          822,309
                                                                                                    --------------
                                                                                                        77,829,563
                                                                                                    --------------

               DELAWARE - 0.17%

     100,000   Wilmington Hospital Revenue
               Franciscan Health System, Series A
               3.95%, 07/01/11 (A)
               LOC: Societe Generale ............................................................          100,000
     100,000   Wilmington Hospital Revenue
               Franciscan Health System, Series B
               3.95%, 07/01/11 (A)
               LOC: Societe Generale ............................................................          100,000
                                                                                                    --------------
                                                                                                           200,000
                                                                                                    --------------


               ILLINOIS - 0.09%

     100,000   Chicago O'Hare International Airport
               General Airport, Second Lien, Series A
               4.50%, 01/01/15 (A)
               LOC: Societe Generale ............................................................          100,000
                                                                                                    --------------

               INDIANA - 0.94%

   1,100,000   Princeton, PCR
               PSI Energy, Inc. Project
               4.00%, 03/01/19 (A) ..............................................................        1,100,000
                                                                                                    --------------

               LOUISIANA - 0.77%

     900,000   Louisiana State Offshore Terminal Authority
               Deepwater Port Revenue, First Stage A
               Loop, Inc.
               3.90%, 09/01/08 (A)
               LOC: Union Bank of Switzerland ...................................................          900,000
                                                                                                    --------------

               MASSACHUSETTS - 0.17%

     200,000   Massachusetts State, GO, Series E
               3.85%, 12/01/97 (A)
               LOC: ABN-AMRO Bank ...............................................................          200,000
                                                                                                    --------------

               OHIO - 1.20%

   1,400,000   Ohio State Air Quality Development
               Authority, Cincinnati Gas & Electric, Series A
               3.90%, 09/01/30 (A)
               LOC: ABN-AMRO Bank ...............................................................        1,400,000
                                                                                                    --------------

               PUERTO RICO - 13.31%

   4,900,000   Puerto Rico Commonwealth
               TRAN, Series A
               4.00%, 07/30/97 ..................................................................        4,909,053
   5,700,000   Puerto Rico Commonwealth
               Government Development Bank
               4.20%, 12/01/15 (A)
               LOC: Credit Suisse ...............................................................        5,700,000
   3,900,000   Puerto Rico Commonwealth
               Highway & Transportation Authority, Series X
               4.20%, 07/01/99 (A)
               LOC: Union Bank of Switzerland ...................................................        3,900,000
   1,000,000    Puerto Rico Public Buildings Authority
               Public Education & Health Facilities
               Prerefunded 07/01/97, Series H
               7.88%, 07/01/07 ..................................................................        1,026,781
                                                                                                    --------------
                                                                                                        15,535,834
                                                                                                    --------------

               SOUTH CAROLINA - 0.43%

     500,000   South Carolina Jobs Economic Development
               Authority, St. Francis Hospital
               3.95%, 07/01/22 (A)
               LOC: Chemical Bank ...............................................................          500,000
                                                                                                    --------------

               SOUTH DAKOTA - 1.12%

   1,300,000   Lawrence County, PCR
               Homestake Mining Project
               4.40%, 04/01/03 (A)
               LOC: Bank of Nova Scotia .........................................................        1,300,000
                                                                                                    --------------

               TENNESSEE - 0.17%

     200,000   Metropolitan Nashville Airport Authority
               Special Facilities Revenue
               American Airlines, Series A
               3.95%, 10/01/12 (A)
               LOC: Credit Suisse ...............................................................          200,000
                                                                                                    --------------

               TEXAS - 3.94%

     100,000   Grapevine, IDC
               Multiple Mode, American Airlines, Series B2
               3.95%, 12/01/24 (A)
               LOC: Morgan Guaranty .............................................................          100,000
     400,000   Grapevine, IDC
               Multiple Mode, American Airlines, Series B4
               3.95%, 12/01/24 (A)
               LOC: Morgan Guaranty .............................................................          400,000
     100,000   Lone Star Airport Improvement Authority
               Multiple Mode, Series B-1
               3.95%, 12/01/14 (A)
               LOC: Royal Bank of Canada ........................................................          100,000
     200,000   Lone Star Airport Improvement Authority
               Multiple Mode, Series B-4
               3.95%, 12/01/14 (A)
               LOC: Royal Bank of Canada ........................................................          200,000
   3,000,000   Sabine River Authority, PCR
               Texas Utilities Project, Series A
               4.00%, 03/01/26 (A)
               Insured: AMBAC ...................................................................        3,000,000
     800,000   Texas A & M University System
               Permanent Board of Regents, Series B
               3.75%, 05/20/97
               LOC: Morgan Guaranty .............................................................          800,000
                                                                                                    --------------
                                                                                                         4,600,000
                                                                                                    --------------

               TOTAL MUNICIPAL SECURITIES .......................................................      111,465,397
              (Cost $111,465,397)                                                                   --------------

    SHARES
    ------

INVESTMENT COMPANIES - 3.82%

   2,412,531   Dreyfus Connecticut
               Tax Exempt Money Market ..........................................................        2,412,534
   2,038,343   Federated Municipal Trust
               Connecticut Municipal Cash Trust .................................................        2,038,343
                                                                                                    --------------
               TOTAL INVESTMENT COMPANIES .......................................................        4,450,877
               (Cost $4,450,877)                                                                    --------------

TOTAL INVESTMENTS - 99.36% ......................................................................      115,916,274
(Cost $115,916,274)*                                                                                --------------

NET OTHER ASSETS AND LIABILITIES - 0.64% ........................................................           745,298
                                                                                                    --------------
NET ASSETS - 100.00% ............................................................................   $   116,661,572
                                                                                                    ===============


-----------------
 *         Aggregage cost for Federal tax purposes.
(A)        Variable rate demand notes are payable upon not more than
           one, seven or thirty business days notice. Put bonds and notes have demand features which mature within one year. The interest rate shown reflects the rate in effect at April 30, 1997.
AMBAC      American Municipal Bond Assurance Co.
ARCO       Atlantic Richfield Co.
BAN        Bond Anticipation Notes
FGIC       Federal Guaranty Insurance Corp.
FSA        Financial Security Assurance, Inc.
GO         General Obligation
HEFA       Health and Educational Facilities Authority
IDA        Industrial Development Authority
IDC        Industrial Development Corp.
LOC        Letter of Credit
MBIA       Municipal Bond Insurance Association
PCR        Pollution Control Revenue
SAN        Sewer Assessment Note
SPA        Stand-by Purchase Agreement
TRAN       Tax & Revenue Anticipation Notes


                                                    See Notes to Financial Statements.


               ---------------

                                  Massachusetts Municipal Money Market Fund
                                  PORTFOLIO OF INVESTMENTS (continued)
               THE GALAXY FUND    April 30, 1997 (unaudited)
               ---------------

                                                                                                         VALUE
   PAR VALUE                                                                                            (NOTE 2)
   ---------                                                                                            --------

MUNICIPAL SECURITIES - 95.66%

               ALABAMA - 0.69%

$    400,000   McIntosh Industrial Development Board, PCR
               Ciba-Geigy Corp. Project
               4.00%, 07/01/04 (A)
               LOC: Credit Suisse ...............................................................   $      400,000
                                                                                                    --------------

               CALIFORNIA - 4.85%

   1,900,000   Los Angeles Regional Airports Improvement Corp.
               Lease Revenue, Sublease, LA International Airport
               3.95%, 12/01/25 (A)
               LOC: Societe Generale ............................................................        1,900,000
     300,000   Los Angeles Regional Airports Improvement Corp.
               Lease Revenue, American Airlines
               LA International Airport, Series A
               3.95%, 12/01/24 (A)
               LOC: Wachovia Bank ...............................................................          300,000
     600,000   Los Angeles Regional Airports Improvement Corp.
               Lease Revenue, American Airlines
               LA International Airport, Series G
               3.95%, 12/01/24 (A)
               LOC: Wachovia Bank ...............................................................          600,000
                                                                                                    --------------
                                                                                                         2,800,000
                                                                                                    --------------

               DELAWARE - 1.73%

     200,000   Wilmington Hospital Revenue
               Franciscan Health System, Series A
               3.95%, 07/01/11 (A)
               LOC: Societe Generale ............................................................          200,000
     800,000   Wilmington Hospital Revenue
               Franciscan Health System, Series B
               3.95%, 07/01/11 (A)
               LOC: Societe Generale ............................................................          800,000
                                                                                                    --------------
                                                                                                         1,000,000
                                                                                                    --------------

               ILLINOIS - 0.52%

     300,000   Chicago O'Hare International Airport
               American Airlines, Series A
               3.85%, 12/01/17(A)
               LOC: West Deutsche Landesbank ....................................................          300,000
                                                                                                    --------------

               MASSACHUSETTS - 73.12%

   2,000,000   Barnstable, BAN
               4.00%, 10/23/97 ..................................................................        2,002,770
   1,000,000   Boston Water & Sewer Commission
               General, Senior Series A
               4.25%, 11/01/24 (A)
               LOC: State Street Bank & Trust....................................................        1,000,000
   2,600,000   Braintree, BAN, GO
               3.60%, 05/20/97 ..................................................................        2,600,187
   1,500,000   Framingham, BAN
               3.75%, 07/08/97 ..................................................................        1,500,795
     700,000   Ipswich, BAN
               4.00%, 02/05/98 ..................................................................          701,809
   2,900,000   Massachusetts Bay Transportation Authority
               Series 1984-A
               3.52%, 03/01/14 (A)
               LOC: State Street Bank & Trust ...................................................        2,900,000
   1,500,000   Massachusetts Municipal Wholesale Electric Co.
               Power Supply System, Series C
               4.30%, 07/01/19 (A)
               LOC: Canadian Imperial Bank of Commerce ..........................................        1,500,000
   3,550,000   Massachusetts State, GO, Series B
               3.85%, 12/01/97 (A)
               LOC: National Westminster ........................................................        3,550,000
     100,000   Massachusetts State, GO, Series E
               3.85%, 12/01/97 (A)
               LOC: ABN-AMRO Bank ...............................................................          100,000
   2,000,000   Massachusetts State HEFA
               Capital Assets Program, Series D
               4.25%, 07/01/21 (A)
               Insured: MBIA; SPA: Credit Suisse ................................................        2,000,000
   2,700,000   Massachusetts State HEFA
               Capital Assets Program, Series D
               3.95%, 01/01/35 (A)
               Insured: MBIA; SPA: Credit Suisse ................................................        2,700,000
   2,000,000   Massachusetts State HEFA
               Capital Asset Program, Series G-1
               4.20%, 01/01/19 (A)
               Insured: MBIA ....................................................................        2,000,000
   2,050,000   Massachusetts State HEFA
               Community Health Center Capital Fund
               Series A
               4.45%, 03/01/15 (A)
               LOC: First National Bank .........................................................        2,050,000
   2,000,000   Massachusetts State HEFA
               Newton Wellesley Hospital, Series F
               4.20%, 07/01/25 (A)
               Insured: MBIA ....................................................................        2,000,000
   1,000,000   Massachusetts State Housing Finance Agency
               Multi-Family, Series A
               4.40%, 12/01/25 (A) ..............................................................        1,000,000
   1,900,000   Massachusetts State Industrial Finance Agency
               Resource Recovery Revenue
               Ogden Haverhill Project, Series A
               4.20%, 12/01/06 (A)
               LOC: Union Bank of Switzerland ...................................................        1,900,000
   1,000,000   Massachusetts State Industrial Finance Agency
               Governor Dummer Academy
               4.40%, 07/01/26 (A) ..............................................................        1,000,000
     700,000   Massachusetts State Water Resource Authority
               Series 1994
               3.20%, 05/05/97
               LOC: Morgan Guaranty .............................................................          700,000
   1,000,000   Massachusetts State Water Resource Authority
               Series 1994
               3.40%, 05/12/97
               LOC: Morgan Guaranty .............................................................        1,000,000
     500,000   Massachusetts State Water Resource Authority
               Series 1994
               3.60%, 06/06/97
               LOC: Morgan Guaranty .............................................................          500,000
   2,500,000   Natick, BAN
               3.75%, 02/27/98 ..................................................................        2,504,376
     688,000   North Andover, BAN
               3.94%, 05/23/97 ..................................................................          688,182
   1,179,000   North Attleborough, GO
               4.25%, 03/01/98
               Insured: AMBAC ...................................................................        1,185,684
     638,000   Norwell, GO
               4.50%, 10/01/97
               Insured: FSA .....................................................................          639,816
   2,000,000   Peabody, BAN
               4.00%, 08/15/97...................................................................        2,000,940
   2,500,000   Weston, BAN, GO
               3.60%, 03/04/98 ..................................................................        2,502,418
                                                                                                    --------------
                                                                                                        42,226,977
                                                                                                    --------------

               MICHIGAN - 0.69%

     400,000   Kent Hospital Finance Authority
               Butterworth Hospital, Series A
               4.40%, 01/15/20 (A)
               LOC: Rabobank ....................................................................          400,000
                                                                                                    --------------

               MISSOURI - 0.69%

     400,000   Missouri State HEFA Educational Facility
               St. Louis University
               3.95%, 12/01/05 (A) ..............................................................          400,000
                                                                                                    --------------

               NEW JERSEY - 0.17%

     100,000   New Jersey Economic Development Authority
               Water Facilities Revenue
               United Water New Jersey, Inc. Project, Series B
               3.50%, 11/01/25 (A)
               Insured: AMBAC ...................................................................          100,000
                                                                                                    --------------

               PENNSYLVANIA - 1.91%

   1,000,000   Philadelphia Electric, Series B
               3.45%, 05/01/97 ..................................................................        1,000,000
     100,000   St. Mary Hospital Authority
               Franciscan Health System, Series A
               3.85%, 12/01/24 (A)
               LOC: Toronto Dominion Bank .......................................................          100,000
                                                                                                    --------------
                                                                                                         1,100,000
                                                                                                    --------------

               PUERTO RICO - 7.95%

   2,000,000   Puerto Rico Commonwealth
               TRAN, Series A
               4.00%, 07/30/97 ..................................................................        2,003,877
   1,050,000   Puerto Rico Commonwealth
               Government Development Bank
               4.20%, 12/01/15 (A)
               LOC: Credit Suisse ...............................................................        1,050,000
   1,535,000   Puerto Rico Commonwealth
               Highway & Transportation Authority, Series X
               4.20%, 07/01/99 (A)
               LOC: Union Bank of Switzerland ...................................................        1,535,000
                                                                                                    --------------
                                                                                                         4,588,877
                                                                                                    --------------

               TEXAS - 2.13%

     300,000   Grapevine, IDC
               Multiple Mode, American Airlines, Series B1
               3.95%, 12/01/24 (A)
               LOC: Morgan Guaranty .............................................................          300,000
     600,000   North Central Health Facilities Development
               Corp., Hospital Revenue, Series C
               Presbyterian Medical Center
               3.95%, 12/01/15 (A)
               Insured: MBIA ....................................................................          600,000
     330,000   Texas Higher Education Authority, Inc.
               Educational Equipment & Improvement
               Series B
               4.00%, 12/01/25 (A)
               Insured: FGIC ....................................................................          330,000
                                                                                                    --------------
                                                                                                         1,230,000
                                                                                                    --------------

               UTAH - 1.04%

     600,000   Carbon County, PCR
               Pacificorp Projects
               4.00%, 11/01/24 (A)
               Insured: AMBAC ...................................................................          600,000
                                                                                                    --------------

               WASHINGTON - 0.17%

     100,000   Washington State Public Power Supply
               System, Nuclear Project No.1 Revenue
               Series 1A-1
               4.45%, 07/01/17 (A)
               LOC: Bank of America .............................................................          100,000
                                                                                                    --------------
               TOTAL MUNICIPAL SECURITIES .......................................................       55,245,854
               (Cost $55,245,854)                                                                   --------------

    SHARES
    ------

INVESTMENT COMPANIES - 4.26%

   1,790,569   Dreyfus Massachusetts
               Tax Exempt Money Market ..........................................................        1,790,569
     665,899   Federated Municipal Trust
               Massachusetts Municipal Cash Trust ...............................................          665,899
                                                                                                    --------------
               TOTAL INVESTMENT COMPANIES .......................................................        2,456,468
               (Cost $2,456,468)                                                                    --------------

TOTAL INVESTMENTS - 99.92% ......................................................................       57,702,322
(Cost $57,702,322)*                                                                                 --------------

NET OTHER ASSETS AND LIABILITIES - 0.08% ........................................................           47,923
                                                                                                    --------------
NET ASSETS - 100.00% ............................................................................   $   57,750,245
                                                                                                    ==============

----------------------
 *          Aggregage cost for Federal tax purposes.
(A)         Variable rate demand notes are payable upon not more than one, seven or thirty business days notice.
            Put bonds and notes have demand features which mature within one year. The interest rate shown reflects the rate in effect at April 30, 1997.
AMBAC       American Municipal Bond Assurance Co.
BAN         Bond Anticipation Notes
FGIC        Federal Guaranty Insurance Corp.
FSA         Financial Security Assurance, Inc.
GO          General Obligation
HEFA        Health and Educational Facilities Authority
LOC         Letter of Credit
MBIA        Municipal Bond Insurance Association
PCR         Pollution Control Revenue
SPA         Stand-by Purchase Agreement
TRAN        Tax & Revenue Anticipation Notes

                                                    See Notes to Financial Statements.

               ---------------

                                  STATEMENT OF ASSETS AND LIABILITIES
               THE GALAXY FUND    APRIL 30, 1997 (UNAUDITED)
               ---------------


                                                         MONEY MARKET        GOVERNMENT      TAX-EXEMPT      U.S. TREASURY
                                                             FUND               FUND            FUND             FUND
                                                         ------------        ----------      ----------      -------------
ASSETS:
  Investments (Note 2):
   Investments at cost .........................         $2,500,624,576   $   999,920,968   $ 312,721,131    $ 830,787,095
   Repurchase agreements........................             52,004,582       197,968,839            --               --
                                                         --------------   ---------------   -------------    -------------
    Total investments at value..................          2,552,629,158     1,197,889,807     312,721,131      830,787,095
   Cash.........................................                     49              --              --                957
   Receivable for shares sold...................              1,789,343            61,059         195,256          129,279
   Interest receivable..........................              1,626,436         1,624,890       1,768,732        5,251,776
   Receivable from investment adviser (Note 4)..                   --                --             7,045           27,198
                                                         --------------   ---------------   -------------    -------------
    Total Assets................................          2,556,044,986     1,199,575,756     314,692,164      836,196,305
                                                         --------------   ---------------   -------------    -------------
LIABILITIES:
   Dividends payable.............................             4,100,798         3,371,539         502,819        1,379,109
   Payable for shares repurchased................             1,835,915           320,132            --            115,800
   Investment advisory fee payable (Note 3)......               779,000           378,456         109,232          283,890
   Payable to Fleet and affiliates (Note 3)......               155,422            29,819          12,915           43,731
   Payable to FDISG (Note 3).....................               339,658           111,174          31,867           72,989
   Trustees' fees and expenses payable (Note 3)..                17,447             9,700           3,567            8,733
   Payable to custodian..........................                  --                   8           3,556             --
   Accrued expenses and other payables...........               256,817            55,630          23,190           18,053
                                                         --------------   ---------------   -------------    -------------
    Total Liabilities............................             7,485,057         4,276,458         687,146        1,922,305
                                                         --------------   ---------------   -------------    -------------
NET ASSETS......................................         $2,548,559,929   $ 1,195,299,298   $ 314,005,018    $ 834,274,000
                                                         ==============   ===============   =============    =============
NET ASSETS CONSIST OF:
   Par value (Note 6)...........................         $    2,549,688   $     1,196,217   $     314,157    $     834,750
   Paid-in capital in excess of par value.......          2,547,130,657     1,195,020,963     313,842,374      833,914,909
   Undistributed (overdistributed) net
    investment income (loss) ...................                233,572           (45,378)        (19,942)         316,530
   Accumulated net realized (loss) on
    investments sold............................             (1,353,988)         (872,504)       (131,571)        (792,189)

TOTAL NET ASSETS................................         $2,548,559,929   $ 1,195,299,298   $ 314,005,018    $ 834,274,000
                                                         ==============   ===============   =============    =============
Retail A Shares:
 Net assets.....................................         $1,583,092,247   $   353,674,265   $ 129,913,443    $ 503,705,354
 Shares of beneficial interest outstanding......          1,583,745,432       353,856,794     129,970,426      503,933,417
 NET ASSET VALUE, offering and redemption
  price per share...............................         $         1.00   $          1.00   $        1.00    $        1.00
                                                         ==============   ===============   =============    =============
Retail B Shares:
 Net assets.....................................         $      469,331   $           N/A   $         N/A    $         N/A
 Shares of beneficial interest outstanding......                469,331               N/A             N/A              N/A
 NET ASSET VALUE and offering price per share*..         $         1.00   $           N/A   $         N/A    $         N/A
                                                         ==============   ===============   =============    =============

Trust Shares:
 Net assets..........................................    $  964,998,351   $   841,625,033   $ 184,091,575    $ 330,568,646
 Shares of beneficial interest outstanding...........       965,473,485       842,360,386     184,186,104      330,816,239
 NET ASSET VALUE, offering and redemption
  price per share ...................................    $         1.00   $          1.00   $        1.00    $        1.00
                                                         ==============   ===============   =============    =============
----------
*Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

                                                    See Notes to Financial Statements.

               ---------------

                                  STATEMENT OF ASSETS AND LIABILITIES (Continued)
               THE GALAXY FUND    APRIL 30, 1997 (UNAUDITED)
               ---------------

                                                    CONNECTICUT MUNICIPAL  MASSACHUSETTS MUNICIPAL
                                                      MONEY MARKET FUND       MONEY MARKET FUND
                                                    ---------------------  -----------------------
ASSETS:
  Investments (Note 2):
   Investments at cost ..........................      $  115,916,274         $   57,702,322
   Repurchase agreements.........................               --                     --
                                                       --------------         --------------
    Total investments at value...................         115,916,274             57,702,322
   Cash..........................................               --                     --
   Receivable for shares sold....................               --                     1,200
   Interest receivable...........................             920,073                350,985
   Receivable from investment adviser (Note 4)...                 844                    718
                                                       --------------         --------------
    Total Assets.................................         116,837,191             58,055,225
                                                       --------------         --------------
LIABILITIES:
   Dividends payable.............................
   Payable for shares repurchased................              89,020                 50,580
   Investment advisory fee payable (Note 3)......               2,512                206,864
   Payable to Fleet and affiliates (Note 3)......              38,585                 19,795
   Payable to FDISG (Note 3).....................              10,189                  5,161
   Trustees' fees and expenses payable (Note 3)..              11,782                  6,824
   Payable to custodian..........................               1,684                  1,896
   Accrued expenses and other payables...........                --                     --
                                                               21,847                 13,860
                                                       --------------         --------------
    Total Liabilities............................             175,619                304,980
                                                       --------------         --------------
NET ASSETS.......................................      $  116,661,572         $   57,750,245
                                                       ==============         ==============
NET ASSETS CONSIST OF:
   Par value (Note 6)............................      $      116,667         $       57,759
   Paid-in capital in excess of par value........         116,557,431             57,701,063
   Undistributed (overdistributed) net
    investment income (loss) ....................              (5,090)                 4,003
   Accumulated net realized (loss) on
    investments sold.............................              (7,436)               (12,580)
                                                       --------------         --------------
TOTAL NET ASSETS................................       $  116,661,572         $   57,750,245
                                                       ==============         ==============
Retail A Shares:
 Net assets.....................................       $  116,661,572         $   57,750,245
 Shares of beneficial interest outstanding......          116,667,479             57,758,658
 NET ASSET VALUE, offering and redemption
  price per share...............................       $         1.00         $         1.00
                                                       ==============         ==============

Retail B Shares:
 Net assets.....................................       $          N/A         $          N/A
 Shares of beneficial interest outstanding......                  N/A                    N/A
 NET ASSET VALUE and offering price per share*..       $          N/A         $          N/A
                                                       ==============         ==============
Trust Shares:
 Net assets.....................................       $          N/A         $          N/A
 Shares of beneficial interest outstanding......                  N/A                    N/A
 NET ASSET VALUE, offering and redemption
  price per share ..............................       $          N/A         $          N/A
                                                       ==============         ==============
----------
*Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

               ---------------

                                  STATEMENT OF OPERATIONS
               THE GALAXY FUND    For the six months ended April 30, 1997 (unaudited)
               ---------------

                                                         MONEY MARKET        GOVERNMENT      TAX-EXEMPT      U.S. TREASURY
                                                             FUND               FUND            FUND             FUND
                                                         ------------        ----------      ----------      -------------
INVESTMENT INCOME:
 Interest (Note 2).................................     $   64,729,740      $ 29,861,561     $  5,578,239     $ 22,189,912
                                                        --------------      ------------     ------------     ------------
EXPENSES:
 Investment advisor fee (Note 3)...................          4,766,476         2,225,461          640,762        1,676,478
 Administration fee (Note 3).......................            976,531           455,958          131,291          349,027
 Custodian fee (Note 3)............................             29,623            16,976           14,229           10,520
 Fund accounting fee (Note 3)......................             70,074            59,403           24,375           48,030
 Legal fee (Note 3)................................             53,937            17,641            9,751           18,713
 Audit fee.........................................              8,996             8,032            7,143           21,793
 Shareholder servicing fee (Note 3)................            608,320           170,523           62,941          230,519
 Transfer agent fee (Note 3).......................          1,021,186           197,260           43,327          219,750
 12b-1 fee.........................................                145               --               --               --
 Trustees' fees and expenses (Note 3)..............             23,273             9,810            4,064            8,544
 Amortization of organization costs (Note 2).......               --                 --               --               270
 Reports to shareholders (Note 3)..................            171,711            30,660            6,739           28,812
 Registration fee..................................             58,828            11,645            5,415           61,916
 Insurance ........................................             11,485             5,139            2,765            4,140
 Miscellaneous.....................................             21,247            12,883            4,090            7,527
                                                        --------------      ------------     ------------     ------------
  Total expenses before
   reimbursement/waiver (Note 4)...................          7,821,832         3,221,391          956,892        2,686,039
                                                        --------------      ------------     ------------     ------------
  Less: reimbursement/waiver (Note 4)..............           (409,851)          (92,224)         (13,478)         (27,547)
                                                        --------------      ------------     ------------     ------------
    Total expenses net of reimbursement/waiver ....          7,411,981         3,129,167          943,414        2,658,492
                                                        --------------      ------------     ------------     ------------
NET INVESTMENT INCOME..............................         57,317,759        26,732,394        4,634,825       19,531,420
                                                        --------------      ------------     ------------     ------------
NET REALIZED GAIN (LOSS)
  ON INVESTMENTS SOLD (NOTE 2).....................               (700)              --               --             2,311
                                                        --------------      ------------     ------------     ------------
NET INCREASE IN NET ASSETS RESULTING
  FROM  OPERATIONS..................................    $   57,317,059      $ 26,732,394     $  4,634,825     $ 19,533,731
                                                        ==============      ============     ============     ============

                                                    See Notes to Financial Statements.

               ---------------

                                  STATEMENT OF OPERATIONS (Continued)
               THE GALAXY FUND    For the six months ended April 30, 1997 (unaudited)
               ---------------
                                                      CONNECTICUT MUNICIPAL        MASSACHUSETTS MUNICIPAL
                                                        MONEY MARKET FUND             MONEY MARKET FUND
                                                      ---------------------        -----------------------

INVESTMENT INCOME:
Interest (Note 2).................................          $1,974,990                   $916,887
                                                            ----------                   --------
EXPENSES:
 Investment advisor fee (Note 3)...................            233,472                    108,112
 Administration fee (Note 3).......................             47,836                     22,146
 Custodian fee (Note 3)............................              6,353                      5,571
 Fund accounting fee (Note 3)......................             11,257                     11,593
 Legal fee (Note 3)................................              1,245                      1,059
 Audit fee.........................................              6,509                      4,509
 Shareholder servicing fee (Note 3)................             45,301                     23,170
 Transfer agent fee (Note 3).......................              1,421                      2,631
 12b-1 fee.........................................               --                         --
 Trustees' fees and expenses (Note 3)..............              1,470                        500
 Amortization of organization costs (Note 2).......               --                         --
 Reports to shareholders (Note 3)..................              1,238                        310
 Registration fee..................................              1,446                        562
 Insurance ........................................                270                        397
 Miscellaneous.....................................                 63                         91
                                                            ----------                   --------
  Total expenses before
   reimbursement/waiver (Note 4)...................            357,881                    180,651
                                                            ----------                   --------
  Less: reimbursement/waiver (Note 4)..............            (25,985)                   (21,612)
                                                            ----------                   --------
    Total expenses net of reimbursement/waiver ....            331,896                    159,039
                                                            ----------                   --------
NET INVESTMENT INCOME..............................          1,643,094                    757,848
                                                            ----------                   --------
NET REALIZED GAIN (LOSS)
  ON INVESTMENTS SOLD (NOTE 2).....................               --                         --
                                                            ----------                   --------

NET INCREASE IN NET ASSETS RESULTING
  FROM  OPERATIONS..................................        $1,643,094                   $757,848
                                                            ==========                   ========

               ---------------

                                  STATEMENT OF CHANGES IN NET ASSETS
               THE GALAXY FUND
               ---------------

                                                                    MONEY MARKET FUND                     GOVERNMENT FUND
                                                            -------------------------------       ---------------------------------
                                                              SIX MONTHS                            SIX MONTHS
                                                                 ENDED          YEAR ENDED             ENDED          YEAR ENDED
                                                            APRIL 30, 1997      OCTOBER 31,       APRIL 30, 1997      OCTOBER 31,
                                                              (UNAUDITED)          1996             (UNAUDITED)          1996
                                                            -------------------------------       ---------------------------------

NET ASSETS AT BEGINNING OF PERIOD...................        $2,083,533,947    $  914,816,047      $1,060,170,053     $  999,474,334
                                                            --------------    --------------      --------------     --------------
INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS:
    Net investment income...........................            57,317,759        87,543,598          26,732,394         46,499,874
    Net realized gain (loss) on investments sold....                  (700)          (43,235)             --                 47,761
                                                            --------------    --------------      --------------     --------------
      Net increase in net assets
      resulting from operations.....................            57,317,059        87,500,363          26,732,394         46,547,635
                                                            --------------    --------------      --------------     --------------
DIVIDENDS TO SHAREHOLDERS FROM:
    RETAIL A SHARES:
      Net investment income.........................           (32,725,390)      (44,808,226)         (8,023,668)       (14,950,690)
      Dividends in excess of net investment income..                 --                --                  --               (14,560)
                                                            --------------    --------------      --------------     --------------
         Total Dividends ...........................           (32,725,390)      (44,808,226)         (8,023,668)       (14,965,250)
                                                            --------------    --------------      --------------     --------------
    RETAIL B SHARES:
      Net investment income.........................                (1,028)              N/A                 N/A                N/A
      Dividends in excess of net investment income..                 --                  N/A                 N/A                N/A
                                                            --------------    --------------      --------------     --------------
         Total Dividends ...........................                (1,028)              N/A                 N/A                N/A
                                                            --------------    --------------      --------------     --------------
    TRUST SHARES:
      Net investment income.........................           (24,591,341)       (42,735,672)       (18,708,726)       (31,503,806)
      Dividends in excess of net investment income..                --                 --                --                 (30,818)
                                                            --------------    --------------      --------------     --------------
         Total Dividends ...........................           (24,591,341)       (42,735,672)       (18,708,726)       (31,534,624)
                                                            --------------    ---------------     --------------     --------------
           Total Dividends to shareholders .........           (57,317,759)       (87,543,898)       (26,732,394)       (46,499,874)
                                                            --------------    ---------------     --------------     --------------
NET INCREASE (DECREASE) FROM
     SHARE TRANSACTIONS(1)  ........................           465,026,682      1,168,761,435        135,129,245         60,647,958
                                                            --------------    ---------------     --------------     --------------
    Net increase (decrease) in net assets...........           465,025,982      1,168,717,900        135,129,245         60,695,719
                                                            --------------    ---------------     --------------     --------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A)......        $2,548,559,929    $ 2,083,533,947     $1,195,299,298     $1,060,170,053
                                                            ==============    ===============     ==============     ==============
(A) Undistributed (overdistributed)
       net investment income (loss).................        $      233,572    $       233,572     $      (45,378)    $      (45,378)
                                                            ==============    ===============     ==============     ==============

----------
(1) For detail on share transactions by series, see Statements of Changes in Net Assets -
    Capital Stock Activity on pages 32 and 33.


                                                    See Notes to Financial Statements.

               ---------------

                                  STATEMENT OF CHANGES IN NET ASSETS (Continued)
               THE GALAXY FUND
               ---------------

                                                                    TAX-EXEMPT FUND                       U.S. TREASURY FUND
                                                            -------------------------------       ---------------------------------
                                                              SIX MONTHS                            SIX MONTHS
                                                                 ENDED          YEAR ENDED             ENDED          YEAR ENDED
                                                            APRIL 30, 1997      OCTOBER 31,       APRIL 30, 1997      OCTOBER 31,
                                                              (UNAUDITED)          1996             (UNAUDITED)          1996
                                                            -------------------------------       ---------------------------------

NET ASSETS AT BEGINNING OF PERIOD...................        $  301,854,872    $  307,761,973      $  797,561,471     $  589,657,171
                                                            --------------    --------------      --------------     --------------
INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS:
    Net investment income...........................             4,634,825         9,214,855          19,531,420         31,369,614
    Net realized gain (loss) on investments sold....                  --              (7,422)              2,311            113,403
                                                            --------------    --------------      --------------     --------------
      Net increase in net assets
      resulting from operations.....................             4,634,825         9,207,433          19,533,731         31,483,017
                                                            --------------    --------------      --------------     --------------
DIVIDENDS TO SHAREHOLDERS FROM:
    RETAIL A SHARES:
      Net investment income.........................            (1,773,598)       (3,693,979)        (10,999,009)       (16,420,997)
      Dividends in excess of net investment income..                 --               (7,790)              --                 --
                                                            --------------    --------------      --------------     --------------
         Total Dividends ...........................            (1,773,598)       (3,701,769)        (10,999,009)       (16,420,997)
                                                            --------------    --------------      --------------     --------------
    RETAIL B SHARES:
      Net investment income.........................                   N/A               N/A                 N/A                N/A
      Dividends in excess of net investment income..                   N/A               N/A                 N/A                N/A
                                                            --------------    --------------      --------------     --------------
         Total Dividends ...........................                   N/A               N/A                 N/A                N/A
                                                            --------------    --------------      --------------     --------------
    TRUST SHARES:
      Net investment income.........................            (2,861,195)       (5,500,678)         (8,532,411)       (14,948,617)
      Dividends in excess of net investment income..                  --             (12,184)              --                 --
                                                            --------------    ---------------     --------------     --------------
         Total Dividends ...........................            (2,861,195)       (5,512,862)         (8,532,411)       (14,948,617)
                                                            --------------    ---------------     --------------     --------------
           Total Dividends to shareholders .........            (4,634,793)       (9,214,631)        (19,531,420)       (31,369,614)
                                                            --------------    ---------------     --------------     --------------
NET INCREASE (DECREASE) FROM
     SHARE TRANSACTIONS(1)  ........................            12,150,114        (5,899,903)         36,710,218         207,790,897
                                                            --------------    ---------------     --------------     --------------
    Net increase (decrease) in net assets...........            12,150,146        (5,907,101)         36,712,529         207,904,300
                                                            --------------    ---------------     --------------     --------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A)......        $  314,005,018    $  301,854,872      $  834,274,000     $  797,561,471
                                                            ==============    ===============     ==============     ==============
(A) Undistributed (overdistributed)
       net investment income (loss).................        $      (19,942)   $      (19,974)     $      316,530     $      316,530
                                                            ==============    ===============     ==============     ==============
----------
(1)  For detail on share transactions by series, see Statements of Changes in Net Assets -
     Capital Stock Activity on pages 32 and 33.


                                                    See Notes to Financial Statements.

               ---------------

                                  STATEMENT OF CHANGES IN NET ASSETS
               THE GALAXY FUND
               ---------------

                                                                  CONNECTICUT MUNICIPAL               MASSACHUSETTS MUNICIPAL
                                                                    MONEY MARKET FUND                    MONEY MARKET FUND
                                                            -------------------------------       -------------------------------
                                                              SIX MONTHS                            SIX MONTHS
                                                                 ENDED          YEAR ENDED             ENDED          YEAR ENDED
                                                            APRIL 30, 1997      OCTOBER 31,       APRIL 30, 1997      OCTOBER 31,
                                                              (UNAUDITED)          1996             (UNAUDITED)          1996
                                                            -------------------------------       -------------------------------
NET ASSETS AT BEGINNING OF PERIOD...........                $  110,544,441    $  102,636,161      $   47,066,054     $   40,326,146
                                                            --------------    --------------      --------------     --------------
INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS:
   Net investment income....................                     1,643,094         2,937,544             757,848          1,170,106
   Net realized loss on investments sold....                         --                 (817)              --               (12,416)
                                                            --------------    --------------      --------------     --------------
     Net increase in net
       assets resulting from operations.....                     1,643,094         2,936,727             757,848          1,157,690
                                                            --------------    --------------      --------------     --------------
 DIVIDENDS TO SHAREHOLDERS FROM:
   RETAIL SHARES:
     Net investment income..................                    (1,639,934)       (2,937,544)           (753,845)        (1,170,106)
     Dividends in excess of net investment income                    --               (8,250)              --                 --
                                                            --------------    --------------      --------------     --------------
          Total Dividends to shareholders...                    (1,639,934)       (2,945,794)           (753,845)        (1,170,106)
                                                            --------------    --------------      --------------     --------------
NET INCREASE FROM
   SHARE TRANSACTIONS(1)....................                     6,113,971         7,917,347          10,680,188          6,752,324
                                                            --------------    --------------      --------------     --------------
     Net increase in net assets.............                     6,117,131         7,908,280          10,684,191          6,739,908
                                                            --------------    --------------      --------------     --------------
 NET ASSETS AT END OF PERIOD (INCLUDING LINE A)             $  116,661,572    $  110,544,441      $   57,750,245     $   47,066,054
                                                            ==============    ==============      ==============     ==============
(A) Undistributed (overdistributed)
         net investment income (loss).......                $       (5,090)   $       (8,250)     $        4,003     $        --
                                                            ==============    ==============      ==============     ==============

----------
(1)  For detail on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on page 33.


                       See Notes to Financial Statements.

               ---------------

                                  STATEMENT OF CHANGES IN NET ASSETS -
               THE GALAXY FUND    CAPITAL STOCK ACTIVITY
               ---------------

                                           MONEY MARKET FUND              GOVERNMENT FUND                     TAX-EXEMPT FUND
                                    -----------------------------   ------------------------------     ---------------------------
                                      SIX MONTHS                      SIX MONTHS                        SIX MONTHS
                                         ENDED        YEAR ENDED         ENDED         YEAR ENDED         ENDED       YEAR ENDED
                                    APRIL 30, 1997    OCTOBER 31,    APRIL 30, 1997    OCTOBER 31,    APRIL 30, 1997  OCTOBER 31,
                                      (UNAUDITED)        1996          (UNAUDITED)        1996          (UNAUDITED)      1996
                                     ------------     -----------    --------------    -----------    --------------  -----------
DOLLAR AMOUNTS
RETAIL A SHARES:
   Sold ......................      $2,094,869,913  $2,569,450,390    $374,329,287 $   690,219,757    $ 208,210,101  $320,444,954
   Issued in connection with
     acquisition (Note 9).....            --           267,075,370          --             --               --             --
   Issued to shareholders in
     reinvestment of dividends          32,476,091      44,351,046       7,991,649      14,857,984        1,767,468     3,692,232
     Repurchased .............      (1,703,565,129) (2,302,302,319)   (355,057,859)   (699,477,779)    (197,612,009) (333,641,800)
                                    --------------  --------------    ------------ ---------------    -------------  ------------
     Net increase (decrease) in
        shares outstanding ...      $  423,780,875  $  578,574,487    $ 27,263,077 $     5,599,962    $  12,365,560  $ (9,504,614)
                                    ==============  ==============    ============ ===============    =============  ============
RETAIL B SHARES:
   Sold ......................             468,295             N/A             N/A             N/A              N/A           N/A
    Issued to shareholders in
     reinvestment of dividends               1,036             N/A             N/A             N/A              N/A           N/A
   Repurchased ...............            --                   N/A             N/A             N/A              N/A           N/A
                                    --------------  --------------    ------------ ---------------    -------------  ------------
     Net increase in
        shares outstanding ...             469,331             N/A             N/A             N/A              N/A           N/A
                                    ==============  ==============    ============ ===============    =============  ============
TRUST SHARES:
   Sold ......................       1,305,662,981   2,715,304,160     686,554,377   1,594,273,956      146,838,079   224,132,385
   Issued in connection with
     acquisition (Note 9).....            --           511,462,955         --              --                --           --
   Issued to shareholders in
     reinvestment of dividends             381,246         601,681         353,879         657,170           15,684        27,737
   Repurchased ...............      (1,265,267,751) (2,637,174,538)   (579,042,088) (1,539,883,130)    (147,069,209) (220,555,411)
                                    --------------  --------------    ------------ --------------     --------------  ------------
     Net increase (decrease) in
        shares outstanding ...      $   40,776,476  $  590,186,948    $107,866,168 $    55,047,996    $    (215,446) $  3,604,711
                                    ==============  ==============    ============ ===============    ==============  ============
SHARE ACTIVITY
RETAIL A SHARES:
   Sold ......................       2,094,869,913   2,569,450,390     374,329,287     690,219,757      208,210,101   320,444,954
   Issued in connection with
     acquisition (Note 9).....             --          267,079,142         --              --                 --           --
   Issued to shareholders in
     reinvestment of dividends          32,476,091      44,351,046       7,991,649      14,857,984        1,767,468     3,692,232
   Repurchased ...............      (1,703,565,129) (2,302,302,319)   (355,057,859)   (699,477,779)    (197,612,009) (333,641,800)
                                    --------------  --------------    ------------ ---------------    -------------  ------------
     Net increase (decrease) in
        shares outstanding ...         423,780,875     578,578,259      27,263,077       5,599,962       12,365,560    (9,504,614)
                                    ==============  ==============    ============ ===============    =============  ============
RETAIL B SHARES:
   Sold ......................             468,295                             N/A             N/A              N/A           N/A
    Issued to shareholders in
     reinvestment of dividends               1,036             N/A             N/A             N/A              N/A           N/A
   Repurchased ...............            --                   N/A             N/A             N/A              N/A           N/A
                                    --------------  --------------    ------------ ---------------    -------------  ------------
     Net increase in
        shares outstanding ...             469,331             N/A             N/A             N/A              N/A           N/A
                                    ==============  ==============    ============ ===============    =============  ============
TRUST SHARES:
   Sold ......................       1,305,662,981   2,715,304,160     686,554,377   1,594,273,956      146,838,079   224,132,385
   Issued in connection with
     acquisition (Note 9).....            --           511,462,955         --              --                --           --
   Issued to shareholders in
     reinvestment of dividends             381,246         601,681         353,879         657,170           15,684        27,737
   Repurchased ...............      (1,265,267,751) (2,637,174,538)   (579,042,088) (1,539,883,130)    (147,069,209) (220,555,411)
                                    --------------  --------------    ------------ ---------------    -------------  ------------
     Net increase (decrease) in
        shares outstanding ...          40,776,476     590,194,258     107,866,168      55,047,996         (215,446)    3,604,711
                                    ==============  ==============    ============ ===============    =============  ============


                                                    See Notes to Financial Statements.

               ---------------

                                  STATEMENT OF CHANGES IN NET ASSETS -
               THE GALAXY FUND    CAPITAL STOCK ACTIVITY
               ---------------

                                                                        CONNECTICUT MUNICIPAL             MASSACHUSETTS MUNICIPAL
                                           U.S. TREASURY FUND              MONEY MARKET FUND                 MONEY MARKET FUND
                                    -----------------------------   ------------------------------     ---------------------------
                                      SIX MONTHS                      SIX MONTHS                        SIX MONTHS
                                         ENDED        YEAR ENDED         ENDED         YEAR ENDED         ENDED       YEAR ENDED
                                    APRIL 30, 1997    OCTOBER 31,    APRIL 30, 1997    OCTOBER 31,    APRIL 30, 1997  OCTOBER 31,
                                      (UNAUDITED)        1996          (UNAUDITED)        1996          (UNAUDITED)      1996
                                     ------------     -----------    --------------    -----------    --------------  -----------
DOLLAR AMOUNTS
RETAIL A SHARES:
   Sold ......................      $  611,513,255  $  853,166,073    $141,990,490 $   259,542,285    $  61,614,383  $ 72,519,201
   Issued to shareholders in
     reinvestment of dividends          10,969,828      16,296,206       1,138,989       1,891,469          486,399       679,571
   Repurchased ..............         (562,009,511)   (744,916,145)   (137,015,508)   (253,516,407)     (51,420,594)  (66,446,448)
                                    --------------  --------------    ------------ ---------------    -------------  ------------
     Net increase in
        shares outstanding ...      $   60,473,572  $  124,546,134    $  6,113,971 $     7,917,347    $  10,680,188  $  6,752,324
                                    ==============  ==============    ============ ===============    =============  ============
TRUST SHARES:
   Sold ......................      $  584,029,012  $  884,449,801    $        N/A $           N/A    $         N/A  $        N/A
   Issued to shareholders in
     reinvestment of dividends             183,017         282,478             N/A             N/A              N/A           N/A
    Repurchased ..............        (607,975,383)   (801,487,516)            N/A             N/A              N/A           N/A
                                    --------------  --------------    ------------ ---------------    -------------  ------------
     Net increase (decrease) in
        shares outstanding ...      $  (23,763,354) $   83,244,763    $        N/A $           N/A    $         N/A  $        N/A
                                    ==============  ==============    ============ ===============    =============  ============
SHARE ACTIVITY
RETAIL SHARES:
   Sold ......................         611,513,255     853,166,073     141,990,490     259,542,285       61,614,383    72,519,201
   Issued to shareholders in
     reinvestment of dividends          10,969,828      16,296,206       1,138,989       1,891,469          486,399       679,571
   Repurchased ...............        (562,009,511)   (744,916,145)   (137,015,508)   (253,516,407)     (51,420,594)  (66,446,448)
                                    --------------  --------------    ------------ ---------------    -------------  ------------
     Net increase in
        shares outstanding ...          60,473,572     124,546,134       6,113,971       7,917,347       10,680,188     6,752,324
                                    ==============  ==============    ============ ===============    =============  ============
TRUST SHARES:
   Sold ......................         584,029,012     884,449,801             N/A             N/A              N/A           N/A
   Issued to shareholders in
     reinvestment of dividends             183,017         282,478             N/A             N/A              N/A           N/A
   Repurchased ...............        (607,975,383)   (801,487,516)            N/A             N/A              N/A           N/A
                                    --------------  --------------    ------------ ---------------    -------------  ------------
     Net increase (decrease) in
        shares outstanding ...         (23,763,354)     83,244,763             N/A             N/A              N/A           N/A
                                    ==============  ==============    ============ ===============    =============  ============




                                                    See Notes to Financial Statements.

               ---------------

                                  MONEY MARKET FUND
                                  FINANCIAL HIGHLIGHTS
               THE GALAXY FUND    FOR A RETAIL A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
               ---------------
                                            SIX MONTHS ENDED                           YEARS ENDED OCTOBER 31,
                                             APRIL 30, 1997        ------------------------------------------------------------
                                               (UNAUDITED)         1996          1995           1994(1)     1993(1)      1992(1)
                                               -----------         ----          ----           -------     -------      -------
 Net Asset Value, Beginning of Period....    $     1.00       $     1.00     $   1.00        $   1.00     $   1.00     $   1.00
                                             ----------       ----------     --------        --------     --------     --------
 Income from Investment Operations:
   Net investment income (A).............          0.02             0.05         0.05            0.03        0.03          0.04
   Net realized gain (loss) on investments          --               --           --              --          --            --
                                             ----------       ----------     --------        --------     --------     --------
     Total from Investment Operations:...          0.02             0.05         0.05            0.03        0.03          0.04
                                             ----------       ----------     --------        --------     --------     --------
 Less Dividends:
   Dividends from net investment income..         (0.02)           (0.05)       (0.05)          (0.03)      (0.03)        (0.04)
   Dividends from net realized capital
     gains (B) ..........................           --               --           --              --          --            --
                                             ----------       ----------     --------        --------     --------     --------
     Total Dividends:....................         (0.02)           (0.05)       (0.05)          (0.03)      (0.03)        (0.04)
                                             ----------       ----------     --------        --------     --------     --------
 Net increase (decrease) in net asset
   value ................................           --               --           --              --          --            --
                                             ----------       ----------     --------        --------     --------     --------
 Net Asset Value, End of Period..........    $     1.00       $     1.00     $   1.00        $   1.00     $   1.00     $   1.00
                                             ==========       ==========     ========        ========     ========     ========

 Total Return (C)........................          2.36%**          4.78%        5.23%           3.35%        2.78%        4.07%

 Ratios/Supplemental Data:
 Net Assets, End of Period (000's).......    $1,583,092       $1,159,312     $580,762        $797,399     $577,558     $590,911
 Ratios to average net assets:
   Net investment income
     including reimbursement/waiver......          4.72%*           4.67%        5.12%           3.38%        2.74%        3.74%
   Operating expenses
     including reimbursement/waiver......          0.70%*           0.77%        0.74%           0.64%        0.63%        0.58%
   Operating expenses
     excluding reimbursement/waiver......          0.73%*           0.80%        0.76%           0.64%        0.63%        0.58%

----------------------
*   Annualized
**  Not Annualized
(1) Prior to November 1, 1994, the Fund offered a single series of shares. As of such date, the existing series of shares was designated as Retail A Shares and the Fund began issuing a second series of shares designated as Trust Shares.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator was as follows:

                                          SIX MONTHS ENDED                           YEARS ENDED OCTOBER 31,
                                           APRIL 30, 1997      ----------------------------------------------------------------
                                             (UNAUDITED)        1996           1995           1994(1)     1993(1)      1992(1)
                                             -----------        ----           ----           -------     -------      -------
                                             $     0.02       $     0.05     $   0.05        $   0.03     $   0.03     $   0.04

(B) Represents less than $0.01 per share for year 1992.
(C) Total return for 1994 includes the effect of the voluntary capital contribution from the Investment Adviser (see Note 5).
    Without this capital contribution, the total return would have been 3.35%.

                                              See Notes to Financial Statements.

               ---------------

                                  Money Market Fund
                                  FINANCIAL HIGHLIGHTS
               THE GALAXY FUND    For a Share outstanding throughout each period.
TRUST SHARES   ---------------
                                                                                                          RETAIL B SHARES
                                                     SIX MONTHS ENDED                                        PERIOD ENDED
                                                      APRIL 30, 1997       YEARS ENDED OCTOBER 31,          APRIL 30, 1997
                                                        (UNAUDITED)        1996          1995(1)           (UNAUDITED)(2)
                                                        ----------      --------       ---------           -------------
Net Asset Value, Beginning of Period...........          $   1.00       $   1.00       $   1.00             $  1.00
                                                         --------       --------       --------             -------
Income from Investment Operations:
   Net investment income (A)...................              0.02           0.05           0.05                0.01
   Net realized gain (loss) on investments.....               --             --             --                  --
                                                         --------       --------       --------             -------
     Total from Investment Operations:.........              0.02           0.05           0.05                0.01
                                                         --------       --------       --------             -------
Less Dividends:
   Dividends from net investment income........             (0.02)         (0.05)         (0.05)              (0.01)
   Dividends from net realized capital gains...               --             --             --                  --
                                                         --------       --------       --------             -------
     Total Dividends:..........................             (0.02)         (0.05)         (0.05)              (0.01)
                                                         --------       --------       --------             -------
Net increase (decrease) in net asset value.....               --             --             --                  --
                                                         --------       --------       --------             -------
Net Asset Value, End of Period.................          $   1.00       $   1.00       $   1.00             $  1.00
                                                         ========       ========       ========             =======
Total Return (B)...............................              2.46%**        5.00%          5.43%               0.50%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's)..............          $964,998       $924,222       $334,054             $   469
 Ratios to average net assets:
   Net investment income
      including reimbursement/waiver...........              4.91%*            4.89%       5.30%               4.35%*
   Operating expenses
     including reimbursement/waiver............              0.51%*            0.55%       0.55%               1.17%*
   Operating expenses
     excluding reimbursement/waiver............              0.54%*            0.58%       0.56%               1.20%*

----------------------------------------
*    Annualized
**   Not Annualized
(1) On November 1, 1994, the Fund began issuing a second series of shares designated as Trust Shares. (2) The Fund began offering Retail B Shares on March 6, 1997
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator was as follows:

                                                    SIX MONTHS ENDED      YEARS ENDED OCTOBER 31,
                                                    APRIL 30, 1997(2)     -----------------------
                                                        (UNAUDITED)        1996          1995(1)
                                                        -----------        ----          -------
                            Trust Shares                 $   0.02       $  0.05        $  0.05
                            Retail B Shares              $   0.01           N/A           N/A

(B) Calculation does not include sales charge for Retail B Shares.


                                              See Notes to Financial Statements.

               ---------------

                                  GOVERNMENT FUND
                                  FINANCIAL HIGHLIGHTS
               THE GALAXY FUND    FOR A RETAIL A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
               ---------------

                                        SIX MONTHS ENDED                           YEARS ENDED OCTOBER 31,
                                         APRIL 30, 1997       -------------------------------------------------------------------
                                           (UNAUDITED)        1996           1995          1994(1)         1993(1)        1992(1)
                                           -----------        ----           ----          -------         -------        -------
 Net Asset Value, Beginning of Period ...   $   1.00        $   1.00      $   1.00        $   1.00        $   1.00       $   1.00
                                            --------        --------      --------        --------        --------       --------
 Income from Investment Operations:
   Net investment income (A) ............       0.02            0.05          0.05            0.03            0.03           0.04
   Net realized gain (loss) on investments       --              --            --              --              --             --
                                            --------        --------      --------        --------        --------       --------
     Total from Investment Operations: ..       0.02            0.05          0.05            0.03            0.03           0.04
                                            --------        --------      --------        --------        --------       --------
 Less Dividends:
   Dividends from net investment income..      (0.02)          (0.05)        (0.05)          (0.03)          (0.03)         (0.04)
   Dividends from net realized capital
     gains (B) ..........................        --            --             --               --             --              --
                                            --------        --------      --------        --------        --------       --------
   Total Dividends: .....................      (0.02)          (0.05)        (0.05)          (0.03)          (0.03)         (0.04)
                                            --------        --------      --------        --------        --------       --------
   Net increase (decrease) in net asset
     value                                       --            --             --               --             --              --
                                            --------        --------      --------        --------        --------       --------
 Net Asset Value, End of Period .........   $   1.00        $   1.00      $   1.00        $   1.00        $   1.00       $   1.00
                                            ========        ========      ========        ========        ========       ========

 Total Return (C) .......................       2.33%**         4.72%         5.20%           3.49%           2.83%          4.19%

 Ratios/Supplemental Data:
 Net Assets, End of Period (000's) ......   $353,674        $326,411      $320,795        $759,106        $685,304       $636,338
 Ratios to average net assets:
   Net investment income
     including reimbursement/waiver .....       4.67%*          4.62%         5.11%           3.36%           2.79%          3.67%
   Operating expenses
     including reimbursement/waiver .....       0.70%*          0.75%         0.73%           0.54%           0.55%          0.53%
   Operating expenses
     excluding reimbursement/waiver .....       0.72%*          0.76%         0.74%           0.54%           0.55%          0.53%

----------------------
*   Annualized
**  Not Annualized
(1) Prior to November 1, 1994, the Fund offered a single series of shares. As of such date, the existing series of shares was designated as Retail A Shares and the Fund began issuing a second series of shares designated as Trust Shares.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator was as follows:

                                        SIX MONTHS ENDED                           YEARS ENDED OCTOBER 31,
                                         APRIL 30, 1997       -------------------------------------------------------------------
                                           (UNAUDITED)        1996           1995          1994(1)         1993(1)        1992(1)
                                           -----------        ----           ----          -------         -------        -------
                                            $   0.02        $   0.05      $   0.05        $   0.03        $   0.03       $   0.04

(B) Represents less than $0.01 per share for year 1992.
(C) Total return for 1994 includes the effect of the voluntary capital contribution from the Investment Adviser (see Note 5).
    Without this capital contribution, the total return would have been 3.49%.

                                               See Notes to Financial Statements.

               ---------------

                                  GOVERNMENT FUND
                                  FINANCIAL HIGHLIGHTS
               THE GALAXY FUND    FOR A TRUST SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
               ---------------

                                                                          SIX MONTHS ENDED       YEARS ENDED OCTOBER 31,
                                                                           APRIL 30, 1997       -----------------------
                                                                             (UNAUDITED)         1996             1995(1)
                                                                             -----------         ----             -------
Net Asset Value, Beginning of Period .....................................    $   1.00         $   1.00          $   1.00
                                                                              --------         --------          --------
Income from Investment Operations:
   Net investment income (A) .............................................        0.02             0.05              0.05
   Net realized gain (loss) on investments ...............................         --               --                --
                                                                              --------         --------          --------
     Total from Investment Operations: ...................................        0.02             0.05              0.05
                                                                              --------         --------          --------
Less Dividends:
   Dividends from net investment income ..................................       (0.02)           (0.05)            (0.05)
   Dividends from net realized capital gains .............................         --               --                --
                                                                              --------         --------          --------
     Total Dividends: ....................................................       (0.02)           (0.05)            (0.05)
                                                                              --------         --------          --------
Net increase (decrease) in net asset value ...............................         --                --               --
                                                                              --------         --------          --------
Net Asset Value, End of Period ...........................................    $   1.00         $   1.00          $   1.00
                                                                              ========         ========          ========

Total Return .............................................................        2.44%**          4.95%             5.39%

Ratio/Supplemental Data:
Net Assets, End of Period (000's) ........................................    $841,625         $733,759          $678,679
 Ratios to average net assets:
   Net investment income including reimbursement/waiver ..................        4.87%*           4.85%             5.27%
   Operating expenses including reimbursement/waiver .....................        0.50%*           0.52%             0.53%
   Operating expenses excluding reimbursement/waiver .....................        0.52%*           0.53%             0.54%

------------------
*    Annualized
**   Not Annualized
(1) On November 1, 1994, the Fund began issuing a second series of shares designated as Trust Shares.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator was as follows:

                                                                          SIX MONTHS ENDED       YEARS ENDED OCTOBER 31,
                                                                           APRIL 30, 1997        ----------------------
                                                                             (UNAUDITED)         1996             1995(1)
                                                                             -----------         ----             -------
                                                                              $   0.02         $   0.05          $   0.05

                                               See Notes to Financial Statements.

               ---------------

                                  TAX-EXEMPT FUND
                                  FINANCIAL HIGHLIGHTS
               THE GALAXY FUND    FOR A RETAIL A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
               ---------------

                                        SIX MONTHS ENDED                           YEARS ENDED OCTOBER 31,
                                         APRIL 30, 1997       -------------------------------------------------------------------
                                           (UNAUDITED)        1996           1995          1994(1)         1993(1)        1992(1)
                                           -----------        ----           ----          -------         -------        -------
Net Asset Value, Beginning of Period....    $   1.00        $   1.00       $   1.00       $   1.00        $   1.00       $   1.00
                                            --------        --------       --------       --------        --------       --------
Income from Investment Operations:
   Net investment income (A)............        0.01            0.03           0.03           0.02            0.02           0.03
   Net realized gain (loss) on investments       --              --             --             --              --             --
                                            --------        --------       --------       --------        --------       --------
     Total from Investment Operations:..        0.01            0.03           0.03           0.02            0.02           0.03
                                            --------        --------       --------       --------        --------       --------
Less Dividends:
   Dividends from net investment income.       (0.01)          (0.03)         (0.03)         (0.02)          (0.02)         (0.03)
   Dividends from net realized capital gains     --              --              --            --              --             --
                                            --------        --------       --------       --------        --------       --------
     Total Dividends:...................       (0.01)          (0.03)         (0.03)         (0.02)          (0.02)         (0.03)
                                            --------        --------       --------       --------        --------       --------
Net increase (decrease) in net asset value       --              --              --            --              --             --
                                            --------        --------       --------       --------        --------       --------
Net Asset Value, End of Period..........    $   1.00        $   1.00       $   1.00       $   1.00        $   1.00       $   1.00
                                            ========        ========       ========       ========        ========       ========

Total Return ...........................        1.40%**         2.82%          3.16%          2.24%           1.93%          2.71%

Ratios/Supplemental Data:
Net Assets, End of Period (000's).......    $129,913        $117,548       $127,056       $271,050        $301,399       $223,173
 Ratios to average net assets:
   Net investment income
     including reimbursement/waiver.....        2.80%*          2.78%          3.12%          2.12%           1.92%          2.64%
   Operating expenses
     including reimbursement/waiver.....        0.68%*          0.68%          0.68%          0.58%           0.59%          0.57%
   Operating expenses
     excluding reimbursement/waiver.....        0.70%*          0.69%          0.71%          0.58%           0.59%          0.57%

-----------------
*   Annualized
**  Not Annualized
(1) Prior to November 1, 1994, the Fund offered a single series of shares. As of such date, the existing series of shares was designated as Retail A Shares and the Fund began issuing a second series of shares designated as Trust Shares.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator was as follows:
                                        SIX MONTHS ENDED                           YEARS ENDED OCTOBER 31,
                                         APRIL 30, 1997       ------------------------------------------------------------------
                                           (UNAUDITED)        1996           1995          1994(1)         1993(1)        1992(1)
                                           -----------        ----           ----          -------         -------        -------
                                            $   0.01        $   0.03       $   0.03       $   0.02        $   0.02       $   0.03


                                               See Notes to Financial Statements.

               ---------------

                                  TAX-EXEMPT FUND
                                  FINANCIAL HIGHLIGHTS
               THE GALAXY FUND    FOR A TRUST SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
               ---------------

                                                                          SIX MONTHS ENDED      YEARS ENDED OCTOBER 31,
                                                                           APRIL 30, 1997      ------------------------
                                                                             (UNAUDITED)         1996             1995(1)
                                                                             -----------         ----             -------

Net Asset Value, Beginning of Period ...................................       $   1.00        $   1.00           $   1.00
                                                                               --------        --------           --------
Income from Investment Operations:
   Net investment income (A) ............................................          0.01            0.03               0.03
   Net realized gain (loss) on investments ..............................           --              --                 --
                                                                               --------        --------           --------
     Total from Investment Operations: ..................................          0.01            0.03               0.03
                                                                               --------        --------           --------
Less Dividends:
   Dividends from net investment income .................................         (0.01)          (0.03)             (0.03)
   Dividends from net realized capital gains ............................           --              --                 --
                                                                               --------        --------           --------
     Total Dividends: ...................................................         (0.01)          (0.03)             (0.03)
                                                                               --------        --------           --------
Net increase (decrease) in net asset value ..............................           --                --               --
                                                                               --------        --------           --------
Net Asset Value, End of Period ..........................................      $   1.00        $   1.00           $   1.00
                                                                               ========        ========           ========

Total Return ............................................................         1.47%**          2.97%              3.29%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) .......................................      $184,092        $184,307           $180,706
 Ratios to average net assets:
   Net investment income including reimbursement/waiver .................          2.95%*          2.92%              3.24%
   Operating expenses including reimbursement/waiver ....................          0.53%*          0.54%              0.55%
   Operating expenses excluding reimbursement/waiver ....................          0.53%*          0.54%              0.56%

-----------------
*    Annualized
**   Not Annualized

(1) On November 1, 1994, the Fund began issuing a second series of shares designated as Trust Shares.

(A) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator was as follows:

                                                                          SIX MONTHS ENDED      YEARS ENDED OCTOBER 31,
                                                                           APRIL 30, 1997      ------------------------
                                                                             (UNAUDITED)         1996             1995(1)
                                                                             -----------         ----             -------
                                                                               $   0.01        $   0.03           $   0.03


                                               See Notes to Financial Statements.

               ---------------

                                  U.S. TREASURY FUND
                                  FINANCIAL HIGHLIGHTS
               THE GALAXY FUND    FOR A RETAIL A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
               ---------------

                                       SIX MONTHS ENDED                           YEARS ENDED OCTOBER 31,
                                        APRIL 30, 1997       -------------------------------------------------------------------
                                          (UNAUDITED)        1996           1995          1994(1)         1993(1)        1992(1)
                                          -----------        ----           ----          -------         -------        -------
Net Asset Value, Beginning of Period ...   $   1.00       $   1.00       $   1.00        $   1.00        $   1.00        $   1.00
                                           --------       --------       --------        --------        --------        --------
Income from Investment Operations:
   Net investment income (A) ...........       0.02           0.05           0.05            0.03            0.03            0.04
   Net realized gain (loss) on investments      --             --             --              --              --              --
                                           --------       --------       --------        --------        --------        --------
     Total from Investment Operations: .       0.02           0.05           0.05            0.03            0.03            0.04
                                           --------       --------       --------        --------        --------        --------
Less Dividends:
   Dividends from net investment income       (0.02)         (0.05)         (0.05)          (0.03)          (0.03)          (0.04)
   Dividends from net realized capital
    gains ..............................        --             --             --              --              --              --
                                           --------       --------       --------        --------        --------        --------
     Total Dividends: ..................      (0.02)         (0.05)         (0.05)          (0.03)          (0.03)          (0.04)
                                           --------       --------       --------        --------        --------        --------
Net increase (decrease) in net asset value      --             --             --              --             --               --
                                           --------       --------       --------        --------        --------        --------
Net Asset Value, End of Period .........   $   1.00       $   1.00       $   1.00        $   1.00        $   1.00        $   1.00
                                           ========       ========       ========        ========        ========        ========

Total Return (B) .......................       2.26%**        4.63%          4.99%           3.30%           2.75%           3.69%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ......   $503,705       $443,230       $318,621        $466,993        $447,960        $482,416
 Ratios to average net assets:
   Net investment income
     including reimbursement/waiver ....       4.51%*         4.53%          4.90%           3.24%           2.71%           3.51%
   Operating expenses
     including reimbursement/waiver ....       0.70%*         0.69%          0.73%           0.56%           0.55%           0.49%
   Operating expenses
     excluding reimbursement/waiver ....       0.71%*         0.69%          0.73%           0.56%           0.55%           0.55%

----------------
*    Annualized
**   Not Annualized
(1) Prior to November 1, 1994, the Fund offered a single series of shares. As of such date, the existing series of shares was designated as Retail A Shares and the Fund began issuing a second series of shares designated as Trust Shares.

(A) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator was as follows:

                                        SIX MONTHS ENDED                           YEARS ENDED OCTOBER 31,
                                         APRIL 30, 1997       -------------------------------------------------------------------=
                                           (UNAUDITED)        1996           1995          1994(1)         1993(1)        1992(1)
                                           -----------        ----           ----          -------         -------        -------
                                           $   0.02       $   0.05       $   0.05        $   0.03        $   0.03        $   0.04

(B) Total return for 1994 includes the effect of the voluntary capital contribution from the Investment Adviser (see Note 5).
    Without this capital contribution, the total return would have been 3.30%.


                                               See Notes to Financial Statements.

               ---------------

                                  U.S. TREASURY FUND
                                  FINANCIAL HIGHLIGHTS
               THE GALAXY FUND    FOR A TRUST SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
               ---------------

                                                                          SIX MONTHS ENDED       YEARS ENDED OCTOBER 31,
                                                                           APRIL 30, 1997       -----------------------
                                                                             (UNAUDITED)         1996             1995(1)
                                                                             -----------         ----             -------
Net Asset Value, Beginning of Period.....................................      $   1.00        $   1.00          $   1.00
                                                                               --------        --------          --------
Income from Investment Operations:
   Net investment income (A).............................................          0.02            0.05              0.05
   Net realized gain (loss) on investments...............................           --              --                --
                                                                               --------        --------          --------
     Total from Investment Operations:...................................          0.02            0.05              0.05
                                                                               --------        --------          --------
Less Dividends:
   Dividends from net investment income..................................         (0.02)          (0.05)            (0.05)
   Dividends from net realized capital gains.............................           --              --                --
                                                                               --------        --------          --------
     Total Dividends:....................................................         (0.02)          (0.05)            (0.05)
                                                                               --------        --------          --------
Net increase (decrease) in net asset value...............................           --              --                --
                                                                               --------        --------          --------
Net Asset Value, End of Period...........................................      $   1.00        $   1.00          $   1.00
                                                                               ========        ========          ========

Total Return.............................................................          2.34%**         4.80%             5.18%

Ratios/Supplemental Data:
Net Assets, End of Period (000's)........................................      $330,569        $354,331          $271,036
 Ratios to average net assets:
   Net investment income
      including reimbursement/waiver.....................................          4.68%*          4.69%             5.06%
   Operating expenses
      including reimbursement/waiver.....................................          0.53%*          0.53%             0.55%
   Operating expenses
       excluding reimbursement/waiver....................................          0.53%*          0.53%             0.55%

--------------------
*    Annualized
**   Not Annualized
(1) On November 1, 1994, the Fund began issuing a second series of shares designated as Trust Shares.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator was as follows:

                                                                          SIX MONTHS ENDED       YEARS ENDED OCTOBER 31,
                                                                           APRIL 30, 1997       -----------------------
                                                                             (UNAUDITED)         1996             1995(1)
                                                                             -----------         ----             -------
                                                                               $   0.02        $   0.05          $   0.05


                                               See Notes to Financial Statements.

               ---------------

                                  CONNECTICUT MUNICIPAL MONEY MARKET FUND
                                  FINANCIAL HIGHLIGHTS FOR A SHARE
               THE GALAXY FUND    OUTSTANDING THROUGHOUT EACH PERIOD.
               ---------------

                                                                                    YEARS ENDED OCTOBER 31,
                                                            ---------------------------------------------------------------------
                                                              1996              1995                     1994              1993
                                         SIX MONTHS ENDED    ---------  --------------------    ---------------------   ---------
                                          APRIL 30, 1997                INVESTMENT     TRUST    INVESTMENT     TRUST    INVESTMENT
                                            (UNAUDITED)      SHARES(3)    SHARES      SHARES      SHARES     SHARES(2)   SHARES(1)
                                            -----------      ---------    ------      ------      ------     ---------   ---------
Net Asset Value, Beginning of Period......   $   1.00        $   1.00    $  1.00     $  1.00     $  1.00      $  1.00    $ 1.00
                                             --------        --------    -------     -------     -------      -------    ------
Income from Investment Operations:
   Net investment income (A)(C)...........       0.01            0.03       0.03        0.03        0.02         0.02       --
   Net realized gain (loss) on investments        --              --         --           --         --           --        --
                                             --------        --------    -------     -------     -------      -------    ------
     Total from Investment Operations: (A)       0.01            0.03       0.03        0.03        0.02         0.02       --
                                             --------        --------    -------     -------     -------      -------    ------
Less Dividends:
   Dividends from net investment income (A)     (0.01)          (0.03)     (0.03)      (0.03)      (0.02)       (0.02)      --
   Dividends from net realized capital gains      --              --         --          --          --           --        --
                                             --------        --------    -------     -------     -------      -------    ------
     Total Dividends: (A).................      (0.01)          (0.03)     (0.03)      (0.03)      (0.02)       (0.02)      --
                                             --------        --------    -------     -------     -------      -------    ------
Net increase (decrease) in net asset value        --              --          --         --          --           --        --
                                             --------        --------    -------     -------     -------      -------    ------
Net Asset Value, End of Period............   $   1.00        $   1.00    $  1.00     $  1.00     $  1.00      $  1.00    $ 1.00
                                             ========        ========    =======     =======     =======      =======    ======

 Total Return (B).........................       1.40%**         2.83%      2.94%       3.19%       1.83%        2.08%**   0.14%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's).........   $116,662        $110,544    $71,472     $31,164     $80,663      $34,354    $6,582
Ratios to average net assets:
   Net investment income
     including reimbursement/waiver.......       2.82%*          2.79%      2.88%       3.14%       1.99%        2.24%*    2.12%*
   Operating expenses
     including reimbursement/waiver.......       0.57%*          0.64%      0.82%       0.57%       0.78%        0.53%*    0.36%*
   Operating expenses
     excluding reimbursement/waiver.......       0.61%*          0.73%      1.29%       0.79%       1.50%        1.00%*    5.82%*

-------------------
*   Annualized
**  Not Annualized
(1) The Fund commenced operations on October 4, 1993 as a separate investment portfolio (the "Predecessor Fund") of The Shawmut
    Funds.
(2) The Predecessor Fund began offering Trust Shares on December 16, 1993.
(3) On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of the Trust with a single series of shares.
    Prior to the reorganization, the Predecessor Fund offered two series of shares, Investment Shares and Trust Shares. In connection with the reorganization, the shareholders of the Predecessor Fund exchanged shares from each of the two series for a single series of shares in the Galaxy Connecticut Municipal Money Market Fund (Note 9).
(A) Represents less than $0.01 per share for year 1993.
(B) Calculation does not include sales charge for Investment Shares of the Predecessor Fund.
(C) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or other parties was as follows:

                                                                                   PERIODS ENDED OCTOBER 31,
                                          SIX MONTHS ENDED
                                           APRIL 30, 1997                                 (UNAUDITED)
                                             (UNAUDITED)              1996            1995             1994            1993
                                          ----------------         ---------       -----------      ----------
                  Shares                     $   0.01               $   0.03         $    N/A        $   N/A         $   N/A
                  Investment Shares               N/A                    N/A             0.03           0.01            0.00
                  Trust Shares                    N/A                    N/A             0.02           0.01             N/A


                                               See Notes to Financial Statements.

               ---------------

                                  MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
                                  FINANCIAL HIGHLIGHTS FOR A SHARE
               THE GALAXY FUND    OUTSTANDING THROUGHOUT EACH PERIOD.
               ---------------

                                                       SIX MONTHS ENDED                   YEARS ENDED OCTOBER 31,
                                                        APRIL 30, 1997       ----------------------------------------------------
                                                          (UNAUDITED)        1996           1995            1994          1993(2)
                                                          -----------        ----           ----            ----          -------
Net Asset Value, Beginning of Period...................     $  1.00        $  1.00        $  1.00         $  1.00         $ 1.00
                                                            -------        -------        -------         -------         ------
Income from Investment Operations:
   Net investment income (A)(B)........................        0.01           0.03           0.03            0.02            --
   Net realized gain (loss) on investments.............         --             --              --             --             --
                                                            -------        -------        -------         -------         ------
     Total from Investment Operations: (A).............        0.01           0.03           0.03            0.02            --
                                                            -------        -------        -------         -------         ------
Less Dividends:
   Dividends from net investment income (A)............       (0.01)         (0.03)         (0.03)          (0.02)           --
   Dividends from net realized capital gains...........         --              --             --              --            --
                                                            -------        -------        -------         -------         ------
     Total Dividends: (A)..............................       (0.01)         (0.03)         (0.03)          (0.02)           --
                                                            -------        -------        -------         -------         ------
Net increase (decrease) in net asset value.............         --             --             --              --             --
                                                            -------        -------        -------         -------         ------
Net Asset Value, End of Period.........................     $  1.00        $  1.00        $  1.00         $  1.00         $ 1.00
                                                            =======        =======        =======         =======         ======

 Total Return .........................................        1.39%**        2.83%          3.21%           1.99%     0.12%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's)......................     $57,750        $47,066        $40,326         $31,516         $1,237
Ratios to average net assets:
   Net investment income including reimbursement/waiver        2.80%*         2.78%          3.16%           2.00%       2.75%*
   Operating expenses including reimbursement/waiver...        0.59%*         0.62%          0.57%           0.53%        0.11%*
   Operating expenses excluding reimbursement/waiver...        0.67%*         0.83%          1.06%           1.21%        35.42%*

----------------
*   Annualized
**  Not Annualized
(1) The Fund commenced operations on October 5, 1993 as a separate investment portfolio (the Predecessor Fund) of The Shawmut
    Funds.
(2) On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of the Trust (Note 9).
(A) Represents less than $0.01 per share for year 1993.
(B) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or other parties was as follows:

                                                                                       PERIODS ENDED OCTOBER 31,
                                                       SIX MONTHS ENDED                         (UNAUDITED)
                                                        APRIL 30, 1997       ---------------------------------------------------
                                                          (UNAUDITED)        1996           1995            1994          1993(2)
                                                          -----------        ----           ----            ----          -------
                                                            $  0.01        $  0.03        $  0.03         $  0.01         $(0.01)


                                               See Notes to Financial Statements.

               ---------------


               THE GALAXY FUND    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
               ---------------

1.  ORGANIZATION

    The Galaxy Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of the date of this report, the Trust offered twenty-four managed investment portfolios. The accompanying financial statements and financial highlights are those of the Money Market, Government, Tax-Exempt, U.S. Treasury, Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds (individually, a "Fund," collectively, the "Funds") only.

    The Money Market Fund is authorized to issue three series of shares (Trust Shares, Retail A Shares and Retail B Shares). The Government, Tax Exempt and U.S. Treasury Funds are authorized to issue two series of Shares (Trust Shares and Retail A Shares). Trust Shares, Retail A Shares and Retail B Shares are substantially the same, except (i) Retail B Shares are subject to a maximum 5.00% contingent deferred sales charge and (ii) series specific expenses (distribution and/or shareholder servicing fees and transfer agent fees) are borne by the specific series of shares to which they relate. Retail B Shares of the Money Market Fund are not offered for purchase and are available only through exchange of other Retail B Shares offered by certain of the Trust's non-money market portfolios. Six years after the date of purchase of the exchanged Retail B Shares, Retail B Shares of the Money Market Fund will automatically convert to Retail A Shares of the Fund.

    The Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds are authorized to issue one series of shares. Shares of the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds, together with Retail A Shares of the Money Market, Government, Tax-Exempt and U.S. Treasury Funds are hereinafter referred to as "Retail Shares".

2.  SIGNIFICANT ACCOUNTING POLICIES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds in the preparation of the financial statements.

    PORTFOLIO VALUATION: Securities in the Funds are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

    SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income is recorded on the accrual basis. Investment income and realized and unrealized gains and losses are allocated to the separate series of a Fund based upon the outstanding shares of each series.

    DIVIDENDS TO SHAREHOLDERS: Dividends from net investment income are determined separately for each series of a Fund and are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

    Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

    FEDERAL INCOME TAXES: The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending October 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains, and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is recorded.

    REPURCHASE AGREEMENTS: Each Fund, except the U.S. Treasury Fund, may engage in repurchase agreement transactions with institutions that the Trust's investment adviser has determined are creditworthy pursuant to guidelines established by the Trust's Board of Trustees. Each repurchase agreement transaction is recorded at cost plus accrued interest. Each Fund requires that the securities purchased in a repurchase agreement transaction be transferred to the Trust's custodian in a manner that is intended to enable the Fund to obtain those securities in the event of a counterparty default. The value of the collateral securities, including accrued interest, is monitored daily to ensure that the value of the collateral, including accrued interest, equals or exceeds the repurchase price. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.


    EXPENSES: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund of the Trust are allocated among the respective funds.

    In addition, expenses of a Fund not directly attributable to the operations of a particular series of shares of the Fund are allocated to the separate series based upon the outstanding shares of each series. Operating expenses directly attributable to a series of shares of a Fund are charged to the operations of that series.

    ORGANIZATION COSTS: The U.S. Treasury Fund bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its initial shares for distribution under Federal and state securities laws. All such costs have been amortized using the straight-line method over a period of five years beginning with the Fund's commencement of operations.

3. INVESTMENT ADVISORY, ADMINISTRATION, SHAREHOLDER SERVICES AND OTHER FEES

    The Trust and Fleet Investment Advisors Inc. (the "Investment Adviser" or "Fleet"), an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., are parties to an investment advisory agreement under which the Investment Adviser provides services for a fee, computed daily and paid monthly, at the following annual rates: with respect to the Money Market, Government and Tax-Exempt Funds, 0.40% of the average daily net assets of each Fund, and with respect to the U.S. Treasury, Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds, 0.40% of the first $750,000,000 of net assets of each Fund plus 0.35% of net assets of each Fund in excess of $750,000,000. The Trust has been advised by Fleet that, with respect to the Money Market, Government and Tax-Exempt Funds, Fleet intends to waive advisory fees payable to it by each Fund by 0.05% to the extent that a Fund's net assets exceed $750,000,000.

    Prior to December 4, 1995, Shawmut Bank, N.A. ("Shawmut Bank") provided investment advisory services to the Shawmut Connecticut Municipal Money Market and Shawmut Massachusetts Municipal Money Market Funds, predecessor funds of the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds (collectively, the "Predecessor Funds", see Note 9). Shawmut Bank was paid a fee for its services at the annual rate of 0.50% of each Predecessor Fund's average daily net assets (see also Note 4).

    The Trust and First Data Investor Services Group, Inc. ("FDISG"), a wholly-owned subsidiary of First Data Corporation, are parties to an administration agreement under which FDISG provides services for a fee, computed daily and paid monthly, at the annual rate of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by the Trust (whose financial statements are provided in separate reports), 0.085% of the next $2.5 billion of combined average daily net assets and 0.075% of combined average daily net assets over $5 billion.

    Prior to September 5, 1996, FDISG was entitled to receive administration fees, computed daily and paid monthly, at the annual rate of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by the Trust, 0.085% of the next $2.5 billion of combined average daily net assets and 0.08% of combined average daily net assets over $5 billion.

    In addition, FDISG also provides certain fund accounting, custody administration and transfer agency services pursuant to certain fee arrangements. Pursuant to such fee arrangements, FDISG compensates the Trust's custodian bank, The Chase Manhattan Bank, for its services.

    Prior to December 4, 1995, Federated Administrative Services ("FAS") provided certain administrative and other services to the Predecessor Funds. The fee paid to FAS was based on the average aggregate net assets of The Shawmut Funds. In addition, prior to December 4, 1995, Federated Services Company ("FSC") provided transfer agency and dividend disbursing services to the Predecessor Funds in return for fees at rates based on the size, type and number of accounts and transactions made by shareholders. FSC also maintained accounting records for the Predecessor Funds and was paid fees based on each Predecessor Fund's average net assets plus out-of-pocket expenses.

    First Data Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of FDISG and an indirect wholly-owned subsidiary of First Data Corporation, serves as the exclusive distributor of the Trust's shares.

    The Trust has adopted a shareholder services plan (the "Services Plan") with respect to Retail Shares of the Funds. Currently, the Services Plan has not been implemented with respect to the Funds' Trust Shares. The Services Plan provides compensation to institutions (including and currently limited to Fleet Bank and its affiliates) which provide administrative and support services to their customers who beneficially own Retail Shares, at an aggregate annual rate not to exceed 0.25% of the average daily net asset value of the outstanding Retail Shares of each Fund beneficially owned by such customers. The Trust, under the direction of the Board of the Trustees, is currently limiting fees payable under the Services Plan with respect to each Fund to an aggregate annual rate not to exceed 0.10% of the average daily net asset value of the outstanding Retail Shares beneficially owned by such customers.

    The Trust has adopted a distribution and shareholder services plan (the "12b-1 Plan") with respect to Retail B Shares of the Money Market Fund.
Under the 12b-1 Plan, the Trust may pay (i) the Distributor or another person for expenses and activities primarily intended to result in the sale of Retail B Shares, (ii) institutions for shareholder liaison services and (iii) institutions for administrative support services. Currently, payments under the 12b-1 Plan for distribution services being made solely to broker-dealer affiliates of Fleet Bank and payments under the 12b-1 Plan for shareholder liason/shareholder administrative support services are being made solely to Fleet Bank and its affiliates. Payments for distribution expenses may not exceed an annual rate of 0.65% of the average daily assets attributable to the Fund's outstanding Retail B Shares. The fees paid for shareholder liaison services and/or administrative support services may not exceed the annual rates of 0.25% and 0.25%, respectively, of the average daily net assets attributable to the Fund's outstanding Retail B Shares owned of record or beneficially by the institution's customers. The Trust intends to limit the Fund's payments for shareholder liaison and administrative support services under the 12b-1 Plan to an aggregate fee of not more than 0.10% of the average daily net asset value of Retail B Shares owned of record or beneficially by the institution's customers. For the six months ended April 30, 1997, the Funds paid shareholder servicing fees and/or distribution fees under the Services Plan and 12b-1 Plan as follows:

                              SHAREHOLDER SERVICES  DISTRIBUTION
  FUND                         RETAIL A   RETAIL B   RETAIL B
-----------------------------------------------------------------
Money Market Fund..........    $  608,298  $   22     $   145
Government Fund............       170,523     N/A         N/A
Tax-Exempt Fund............        62,941     N/A         N/A
U.S. Treasury Fund.........       230,519     N/A         N/A
Connecticut Municipal
Money Market Fund..........        45,301     N/A         N/A
Massachusetts Municipal
Money Market Fund..........        23,170     N/A         N/A

    Prior to December 4, 1995, Federated Securities Corp. (the "Shawmut Distributor") served as the principal distributor of the Predecessor Funds. The Predecessor Funds had adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the terms of the Plan, the Predecessor Funds compensated the Shawmut Distributor, from the net assets of the Predecessor Funds, to finance activities primarily intended to result in the sale of the Predecessor Funds' Investment Shares. The Plan permitted the Predecessor Funds to incur distribution expenses of up to 1/2 of 1% of the average daily net assets of the Investment Shares for the Connecticut Municipal Money Market Fund and shares of the Massachusetts Municipal Money Market Fund.

    The Retail Shares, Retail B Shares and Trust Shares of a Fund bear series specific transfer agent charges based upon the number of shareholder accounts for each series. Trust Shares of the Funds (except the Tax-Exempt Fund) also bear additional transfer agency fees in order to compensate FDISG for payments made to Fleet Bank, an affiliate of the Investment Adviser, for performing certain sub-account and administrative functions on a per account basis with respect to Trust Shares held by defined contribution plans. These additional fees are based on the number of shareholder accounts. For the six months ended April 30, 1997, transfer agent charges for each series were as follows:

  FUND                          RETAIL     RETAIL B      TRUST
-----------------------------------------------------------------
Money Market Fund..........    $914,247    $  25      $   106,914
Government Fund............     184,511      N/A           12,749
Tax-Exempt Fund............      43,276      N/A               51
U.S. Treasury Fund.........     212,413      N/A            7,337
Connecticut Municipal
Money Market Fund..........       1,421      N/A              --
Massachusetts Municipal
Money Market Fund..........       2,631      N/A              --

    Certain officers of the Trust may be officers of the Administrator and/or Distributor. Such officers receive no compensation from the Trust for serving in their respective roles. No officer, director or employee of the Investment Adviser serves as an officer, Trustee or employee of the Trust. Each Trustee is entitled to receive for services as a trustee of the Trust, The Galaxy VIP Fund ("VIP") and Galaxy Fund II ("Galaxy II") an aggregate fee of $29,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees and the President and Treasurer of the Trust, VIP and Galaxy II are also entitled to additional fees for their services in these capacities. These fees are allocated among the funds of the Trust, VIP and Galaxy II, based on their relative net assets. Prior to November 1, 1996, each Trustee was entitled to receive for services as a trustee of the Trust and VIP an aggregate fee of $18,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees of the Trust and VIP and the President and Treasurer of the Trust and VIP were entitled to additional annual fees for their services in these capacities.

    In addition, effective March 1, 1996, each Trustee became eligible to participate in the Trust's Deferred Compensation Plan (the "Plan"), an unfunded, non-qualified deferred compensation plan. The Plan allows each Trustee to defer receipt of all or a percentage of fees which otherwise would be payable for services performed. On January 1, 1997, the Plan was merged into a combined Deferred Compensation Plan for the Trust, VIP and Galaxy II.

    Expenses for the six months ended April 30, 1997 include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm is Secretary of the Trust.

4.  WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

    The Investment Adviser voluntarily agreed to waive a portion of its fees and to reimburse the Funds for certain expenses so that total expenses would not exceed certain expense limitations established for each Fund. The Investment Adviser, at its discretion, may revise or discontinue the voluntary fee waivers and expense reimbursements at any time. For the six months ended April 30, 1997, the Investment Adviser waived fees and/or reimbursed expenses with respect to the Funds in the following amounts:

                                     FEES WAIVED BY
FUND                               INVESTMENT ADVISER
-------                          ----------------------
Money Market Fund...............      $         409,851
Government Fund.................                92,224

                                  EXPENSES REIMBURSED BY
          FUND                     INVESTMENT ADVISER
         -----                     -------------------
Tax-Exempt Fund.................      $         13,478
U.S. Treasury Fund..............                27,547
Connecticut Municipal
  Money Market Fund.............                25,985
Massachusetts Municipal
  Money Market Fund.............                21,612

5.  CAPITAL CONTRIBUTIONS

    During the period June 20, 1994 through July 6, 1994, the Investment Adviser voluntarily contributed capital to the Money Market Fund, Government Fund and U.S. Treasury Fund in the amounts of approximately $1.6 million, $2.3 million and $1.0 million, respectively. These amounts were contributed to offset losses realized on the sale of certain securities held by the Funds. The Investment Adviser received no shares of beneficial interest or other consideration in exchange for these contributions which maintained the net asset value of each Fund at approximately $1.00 per share.

6.  SHARES OF BENEFICIAL INTEREST

    The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest in the Funds, each with a par value of $0.001. The Trust's shares are classified into twenty-four classes of shares, each consisting of one or more series including: Class A Shares (Retail A Shares), Class A - Special Series 1 Shares (Trust Shares) and Class A - Special Series 2 Shares (Retail B Shares) - Money Market Fund; Class B Shares (Retail A Shares) and Class B - Special Series 1 Shares (Trust Shares) Government Fund; Class E Shares (Retail A Shares) and Class E - Special Series 1 Shares (Trust Shares) - Tax-Exempt Fund; Class F Shares (Retail A Shares) and Class F - Special Series 1 Shares (Trust Shares) - U.S. Treasury Fund; Class V Shares - Connecticut Municipal Money Market Fund; and Class W Shares - Massachusetts Municipal Money Market Fund.

    Each share represents an equal proportionate interest in the respective Fund, bears the same fees and expenses (except that Retail A Shares each bear the expense of payments under the Services Plan, Retail B Shares bear the expense of payments under the 12b-1 Plan and Retail A Shares, Retail B Shares and Trust Shares each bear series specific transfer agent charges) and are entitled to such dividends and distributions of income earned as are declared at the discretion of the Trust's Board of Trustees.

    Prior to November 1, 1994, the Money Market, Government, Tax Exempt and U.S. Treasury Funds each offered a single series of shares. As of such date, the existing series of shares of each such Fund was designated as Retail A Shares and each such Fund began issuing a second series of shares designated as Trust Shares. At such time, certain eligible holders of Retail A Shares of such Funds exchanged their shares for Trust Shares of the same Funds. Prior to December 4, 1995, the Predecessor Connecticut Municipal Money Market Fund offered two series of shares, Investment Shares and Trust Shares. The shareholders of the predecessor fund exchanged shares of each series for shares in the Galaxy Connecticut Municipal Money Market Fund. The Predecessor Massachusetts Municipal Money Market Fund sold shares without class designation.

    Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

7.  CONCENTRATION OF CREDIT

    The Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds invest primarily in debt obligations issued by the State of Connecticut and the Commonwealth of Massachusetts, respectively, and their respective political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Funds are more susceptible to economic and political factors adversely affecting issuers of each respective state's specific municipal securities than are municipal funds that are not concentrated in these issuers to the same extent.

8. FEDERAL TAX INFORMATION

  At October 31, 1996, the following Funds had capital loss carryforwards:

FUND                         AMOUNT         EXPIRATION
-----                     ----------        ----------
Money Market Fund.......  $ 1,304,872         2002
                                5,181         2003
                               43,235         2004

Government Fund.........      872,504         2002

Tax-Exempt Fund.........      120,301         2002
                                3,772         2003
                                7,498         2004

U.S. Treasury Fund......      786,774         2002

Connecticut Municipal
  Money Market Fund.....        6,619         2003
                                  817         2004

Massachusetts Municipal
  Money Market Fund.....          133         2002
                                   31         2003
                               12,416         2004

  9. ACQUISITION OF THE SHAWMUT FUNDS

    At a meeting held on June 12, 1995, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the "Agreement") for the acquisition of The Shawmut Funds ("Shawmut") by the Trust. Pursuant to the Agreement, all of the assets and liabilities of the Shawmut Prime Money Market Fund were transferred to the Galaxy Money Market Fund in exchange for shares of the Galaxy Money Market Fund. In addition, all of the assets and liabilities of the Shawmut Connecticut Municipal Money Market Fund and the Shawmut Massachusetts Municipal Money Market Fund were transferred to the Galaxy Connecticut Municipal Money Market Fund and the Galaxy Massachusetts Municipal Money Market Fund, respectively, new portfolios of the Trust, in exchange for shares of the Galaxy Connecticut Municipal Money Market Fund and the Galaxy Massachusetts Municipal Money Market Fund, respectively. Accordingly, the net assets attributable to Investment Shares and Trust Shares of the Shawmut Prime Money Market Fund were exchanged for 267,079,142 Retail A Shares and 511,462,955 Trust Shares, respectively, of the Galaxy Money Market Fund, the net assets attributable to Investment Shares and Trust Shares of the Shawmut Connecticut Municipal Money Market Fund were exchanged for 99,969,877 shares of the Galaxy Connecticut Municipal Money Market Fund and the net assets of the Shawmut Massachusetts Municipal Money Market Fund were exchanged for 39,189,008 shares of the Galaxy Massachusetts Municipal Money Market Fund. In related transactions, the assets and liabilities of other Shawmut portfolios were transferred to corresponding Galaxy portfolios in exchange for shares in such Galaxy portfolios. The reorganization, which qualified as a tax-free reorganization for Federal income tax purposes, was completed on December 4, 1995 following the approval of the reorganization by Shawmut shareholders. Certain share registration fees incurred in connection with the reorganization were borne by the Trust. The following is a summary of the Net Assets, Shares Outstanding and Net Asset Values per share associated with the transaction:

                                                 Before Acquisition                             After Acquisition
                             ----------------------------------------------------------- ----------------------------
                                  Galaxy          Galaxy          Shawmut         Shawmut        Galaxy          Galaxy
                               Money Market    Money Market     Prime Money     Prime Money   Money Market    Money Market
                                   Fund           Fund         Market Fund      Market Fund       Fund            Fund
                              Retail A Shares  Trust Shares  Investment Shares  Trust Shares  Retail A Shares  Trust Shares
                              ---------------  ------------  -----------------  ------------  ---------------  ------------

Net Assets.................     $614,802,390   $318,554,689    $267,075,370     $511,455,645    $881,877,760   $830,010,334
Shares outstanding.........      615,427,194    319,003,229     267,079,142      511,462,955     882,506,336    830,466,184
Net Asset Value, per share.     $       1.00   $       1.00    $       1.00     $       1.00    $       1.00   $       1.00


                                                         Before Acquisition                                 After Acquisition
                               ---------------------------------------------------------------------       --------------------
                                      Galaxy                   Shawmut                 Shawmut                   Galaxy
                               Connecticut Municipal    Connecticut Municipal   Connecticut Municipal     Connecticut Municipal
                                 Money Market Fund        Money Market Fund       Money Market Fund         Money Market Fund
                                      Shares              Investment Shares         Trust Shares                 Shares
                               ---------------------    ---------------------   ---------------------     ---------------------

Net Assets.................     $      10.00               $  67,149,096            $  32,820,781             $  99,969,887
Shares outstanding.........            10.00                  67,149,096               32,820,781                99,969,887
Net Asset Value, per share.     $       1.00               $        1.00            $        1.00             $        1.00

                                              Before Acquisition                       After Acquisition
                               -----------------------------------------------      -----------------------
                                       Galaxy                    Shawmut                    Galaxy
                               Massachusetts Municipal   Massachusetts Municipal    Massachusetts Municipal
                                  Money Market Fund         Money Market Fund          Money Market Fund
                                       Shares               Investment Shares               Shares
                               -----------------------   ----------------------     -----------------------

Net Assets.................     $      10.00                 $  39,189,008              $  39,189,018
Shares outstanding.......              10.00                    39,189,008                 39,189,018
Net Asset Value, per share.     $       1.00                 $        1.00              $        1.00

---------------                                                 ----------------
                  4400 Computer Drive                           BULK RATE
 GALAXY           Box 5108                                      U.S. POSTAGE
  FUNDS           Westborough, MA 01581-5108                    PAID
---------------                                                 PERMIT NO. 105
                                                                N. READING, MA
                                                                ----------------


FN-083 (5/97) Date of first use 6/30/97